Closed-End Strategy: Master Income Portfolio, Series 33

Closed-End Strategy: Master Municipal Income Portfolio -- National Series 29

Closed-End Strategy: Value Equity and Income Portfolio 2012-4

Closed-End Strategy: Covered Call Income Portfolio 2012-4
--------------------------------------------------------------------------------

   The unit investment trusts named above (the "Portfolios"), included in Van Kampen Unit Trusts, Series 1263, each invest in a portfolio of closed-end investment companies (known as "closed-end funds"). Of course, we cannot guarantee that a Portfolio will achieve its objective.

   An investment can be made in the underlying funds directly rather than through a Portfolio. These direct investments can be made without paying the Portfolio sales charge, operating expenses and organization costs.


                                October 2, 2012

      You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------
 The Securities and Exchange Commission has not approved or disapproved of the
       Units or passed upon the adequacy or accuracy of this prospectus.
               Any contrary representation is a criminal offense.




INVESCO



Closed-End Strategy: Master Income Portfolio

   Investment Objective. The Portfolio seeks high current income.

   Principal Investment Strategy. The Portfolio seeks to achieve its objective by investing in a portfolio consisting of common stock of closed-end investment companies (known as "closed-end funds") selected by Cohen & Steers Capital Management, Inc. Van Kampen Funds Inc. is the Sponsor of the Portfolio. These closed-end funds generally seek to invest in income-producing securities or strategies, such as preferred securities, convertible bonds, real estate investment trusts (REITs), high yield securities, limited duration securities, senior loans, global income, emerging markets bonds, corporate bonds, covered call option strategies and other income-oriented strategies.

   In selecting funds for the Portfolio, Cohen & Steers sought to select funds with strong fundamentals, well-known advisors with experience managing the asset class and diversification of sector and asset class. In addition, in selecting funds for the Portfolio, Cohen & Steers sought to select funds with daily trading volumes generally greater than $750,000 per day and funds with market capitalization generally greater than $200 million. There can be no guarantee that a particular fund in the Portfolio will satisfy the criteria set forth above.

   Cohen & Steers believes that there is a compelling investment opportunity in the secondary market for closed-end funds. Cohen & Steers believes that five primary factors support this investment case, including:

     o Rising Demand for Dividend Income -- Cohen & Steers believes that the potential for rising demand for dividend income exists due to the aging of America, lower tax rates, the inflation protection that may be offered by rising dividends, and the low return environment. Of course, there can be no assurance that the Portfolio or the underlying funds will provide income in the future.

     o Growth in the Number and Types of Closed-End Fund New Issues -- Since 2001, the closed-end fund market has grown by over $150 billion, to a total size in excess of $200 billion. There are now over 600 listed closed-end funds. Underlying asset classes have expanded to include significant volumes of funds focused on categories such as equity dividends, covered call option writing, REITs, utilities, energy, senior loan securities, convertible securities and limited duration bonds.

     o Lack of Research and Institutional Capital -- Historically, activity in the closed-end fund market has been dominated by individual investors, with only a handful of professional investors and institutional sources of capital. Due to a variety of historical factors, institutional participation in the closed-end fund market currently remains low.

     o Need for Professional Selection -- Many investors and financial advisors do not have the time or resources to assess dividend quality, leverage, net asset value risk, and historical market valuation to net asset value of closed end funds.

     o Discounts to Net Asset Value -- Current discounts to net asset value in many funds and sectors may offer a timely opportunity to acquire attractive funds with income potential at a discount to their intrinsic value.

   Approximately 40% of the closed-end funds in the Portfolio are funds classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest a greater portion of their assets in obligations of a single issuer. As a result, these funds may be more susceptible to volatility than a more diversified fund.

   Of course, we cannot guarantee that your Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   The Portfolio Consultant. Founded in 1986, Cohen & Steers Capital Management Inc. is a manager of portfolios specializing in U.S. REITs, international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. As of June 30, 2012, Cohen & Steers Capital Management Inc. had $44.4 billion in assets under management. Cohen & Steers manages separate account portfolios for institutional investors, including some of the world's largest pension funds and endowments. In addition, the firm manages open-and closed-end funds for both retail and institutional investors. Cohen & Steers is among the largest REIT managers in the U.S. and employs a significant research and trading staff. Many investors have come to view Cohen & Steers as an important source for income-oriented investment products. Cohen & Steers also acts as Supervisor of the Portfolio. As described above, Cohen & Steers advises other clients such as investment companies and other accounts. Many of these client accounts are "managed" accounts. The Portfolio is not a managed fund and will generally not sell or replace Securities. Please refer to "Objectives and Securities Selection" for a discussion of Cohen & Steers' activities regarding the advisory accounts of its other clients and the effect these activities may have on the Securities in the Portfolio.

   The Portfolio is designed as part of a long-term investment strategy. The Sponsor may offer a subsequent series of the portfolio when the current Portfolio terminates. As a result, you may achieve more consistent overall results by following the strategy over several years if subsequent series are available. For more information see "Rights of Unitholders--Rollover".

   Principal Risks. As with all investments, you can lose money by investing in this Portfolio. The Portfolio also might not perform as well as you expect. This can happen for reasons such as these:

     o Security prices will fluctuate. The value of your investment may fall over time.

     o The value of the securities in the closed-end funds will generally fall if interest rates, in general, rise. No one can predict whether interest rates will rise or fall in the future.

     o A security issuer may be unable to make interest and/or principal payments in the future. This may reduce the level of dividends a closed-end fund pays which would reduce your income and cause the value of your Units to fall.

     o The financial condition of a security issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your Units. This may occur at any point in time, including during the primary offering period.

     o The Portfolio invests in shares of closed-end funds. You should understand the section titled "Closed-End Funds" before you invest. In particular, shares of these funds tend to trade at a discount from their net asset value and are subject to risks related to factors such as management's ability to achieve a fund's objective, market conditions affecting a fund's investments and use of leverage. The Portfolio and the underlying funds have management and operating expenses. You will bear not only your share of the Portfolio's expenses, but also the expenses of the underlying funds. By investing in other funds, the Portfolio incurs greater expenses than you would incur if you invested directly in the funds.

     o Certain of the closed-end funds may invest in securities of foreign issuers, presenting risks beyond those of U.S. issuers. These risks may include market and political factors related to an issuer's foreign market, international trade conditions, less regulation, smaller or less liquid markets, increased volatility, differing accounting and tax practices and changes in the value of foreign currencies which may have both economic and tax consequences.

     o The closed-end funds may invest in securities rated below investment grade and considered to be "junk" securities. These securities are considered to be speculative and are subject to greater market and credit risks. Accordingly, the risk of default is higher than with investment grade securities. In addition, these securities may be more sensitive to interest rate changes and may be more likely to make early returns of principal.

     o We do not actively manage the Portfolio. While the closed-end funds have managed portfolios, except in limited circumstances, the Portfolio will hold, and continue to buy, shares of the same funds even if their market value declines.


                                   Fee Table

     The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 Public Offering Price per Unit. Actual expenses may vary.

                                       As a % of
                                        Public     Amount
                                       Offering    Per 100
Sales Charge                             Price      Units
                                       ---------  ---------
Initial sales charge                     1.000%    $10.000
Deferred sales charge                    1.450      14.500
Creation and development fee             0.500       5.000
                                       ---------  ---------
Maximum sales charge                     2.950%    $29.500
                                       =========  =========

                                        As a %     Amount
                                        of Net     Per 100
                                        Assets      Units
                                       ---------  ---------
Estimated Organization Costs             0.461%    $ 4.458
                                       =========  =========
Estimated Annual Expenses
Trustee's fee and operating expenses     0.275%    $ 2.659
Supervisory fee                          0.025       0.242
Bookkeeping and administrative fees      0.016       0.150
Estimated underlying funds' expenses     1.508      14.571
                                       ---------  ---------
Total                                    1.824%    $17.622*
                                       =========  =========

                                    Example

     This example helps you compare the cost of the Portfolio with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the Portfolio's annual return is 5%. Your actual returns and expenses will vary. This example also assumes that you continue to follow the Portfolio strategy and roll your investment, including all distributions, into a new trust each year subject to a reduced rollover sales charge of 1.95%. Based on these assumptions, you would pay the following expenses for every $10,000 you invest in the Portfolio:

1 year    $    516
3 years      1,347
5 years      2,188
10 years     4,339

------------------
* The estimated annual expenses are based upon the estimated trust size for the Portfolio determined as of the initial date of deposit. Because certain of the operating expenses are fixed amounts, if the Portfolio does not reach the estimated size, or if the value of the Portfolio or number of outstanding units decline over the life of the trust, or if the actual amount of the operating expenses exceeds the estimated amounts, the actual amount of the operating expenses per 100 units would exceed the estimated amounts. In some cases, the actual amount of operating expenses may substantially differ from the amounts reflected above.


     The maximum sales charge is 2.95% of the Public Offering Price per Unit. The initial sales charge is the difference between the total sales charge (maximum of 2.95% of the Public Offering Price) and the sum of the remaining deferred sales charge and the total creation and development fee. The deferred sales charge is fixed at $0.145 per Unit and accrues daily from February 10, 2013 through July 9, 2013. Your Portfolio pays a proportionate amount of this charge on the 10th day of each month beginning in the accrual period until paid in full. The combination of the initial and deferred sales charges comprises the "transactional sales charge". The creation and development fee is fixed at $0.05 per Unit and is paid at the earlier of the end of the initial offering period (anticipated to be three months) or six months following the Initial Date of Deposit. The Portfolio assesses the Supervisory Fee as a percentage of the daily net asset value (0.025%). Other annual expenses are assessed as dollar amounts per Unit.

     Although not an actual operating expense, the Portfolio, and therefore the Unitholders, will indirectly bear the operating expenses of the funds held by the Portfolio in the estimated amount provided above. Estimated fund expenses are based upon the net asset value of the number of fund shares held by the Portfolio per Unit multiplied by the annual operating expenses of the funds for the most recent fiscal year.

--------------------------------------------------------------------------------
                       Essential Information

Unit Price at Initial Date of Deposit               $10.0000

Initial Date of Deposit                      October 2, 2012

Mandatory Termination Date                   January 3, 2014

Estimated Net Annual Income1,2             $0.68233 per Unit

Record Dates2                         10th day of each month

Distribution Dates2                   25th day of each month

CUSIP Numbers                              Cash -- 92121W746
                                       Reinvest -- 92121W753
                                  Wrap Fee Cash -- 92121W761
                              Wrap Fee Reinvest -- 92121W779
--------------------------------------------------------------------------------

1 As of close of business day prior to Initial Date of Deposit. The actual distributions you receive will vary from the estimated amount due to changes in the Portfolio's fees and expenses, in actual income received by the Portfolio, currency fluctuations and with changes in the Portfolio such as the acquisition or liquidation of securities. See "Rights of Unitholders--Estimated Distributions."

2 The Trustee will make distributions of income and capital on each monthly Distribution Date to Unitholders of record on the preceding Record Date, provided that the total cash held for distribution equals at least $0.01 per Unit. Undistributed income and capital will be distributed in the next month in which the total cash held for distribution equals at least $0.01 per Unit. Based on the foregoing, it is currently estimated that the initial distribution will occur in November 2012.


Closed-End Strategy: Master Income Portfolio, Series 33
Portfolio
-------------------------------------------------------------------------------------------
                                                                    Current    Cost of
Number                                                Market Value  Dividend   Securities to
of Shares  Name of Issuer (1)                         per Share (2) Yield (3)  Portfolio (2)
-------------------------------------------------------------------------------------------
           Commodities - 1.42%
+       83  ASA Gold and Precious Metals, Ltd.        $   25.39       1.46%    $   2,107.37
           Covered Call and Income - 5.69%
       161  BlackRock Enhanced Capital and
               Income Fund, Inc.                          13.13       9.14         2,113.93
       154  BlackRock Global Opportunities
               Equity Trust                               13.72      11.95         2,112.88
       190  Eaton Vance Tax-Managed Global
               Buy-Write Opportunities Fund               11.14      10.48         2,116.60
       182  ING Global Advantage and Premium
               Opportunity Fund                           11.61       9.65         2,113.02
           Emerging Markets Debt - 6.40%
       286  Morgan Stanley Emerging Markets
               Domestic Debt Fund, Inc.                   16.54       6.05         4,730.44
       194  Stone Harbor Emerging Markets
               Income Fund                                24.59       8.78         4,770.46
           Energy - 1.42%
       195  BlackRock Real Asset Equity Trust             10.81       8.20         2,107.95
           General Mortgage - 3.20%
       168  Nuveen Mortgage Opportunity Term Fund 2       28.30       7.31         4,754.40
           Global Equity - 1.43%
       141  Nuveen Global Value Opportunities Fund        15.10       8.48         2,129.10
           Global Hybrid Growth & Income - 1.43%
       181  Clough Global Opportunities Fund              11.73       9.21         2,123.13
           Global Income - 12.82%
       260  First Trust/Aberdeen Global Opportunity
               Income Fund                                18.20       8.57         4,732.00
       650  MFS Multimarket Income Trust                   7.35       6.53         4,777.50
       498  Templeton Global Income Fund                   9.57       4.39         4,765.86
       346  Western Asset Global High Income
               Fund, Inc.                                 13.78       8.38         4,767.88
           Government - 3.20%
       547  AllianceBernstein Income Fund, Inc.            8.70       5.52         4,758.90
           High Yield - 9.60%
       268  First Trust Strategic High Income Fund II     17.74       8.96         4,754.32
       431  New America High Income Fund, Inc.            11.04       7.07         4,758.24
       446  Wells Fargo Advantage Income
               Opportunities Fund                         10.65       8.68         4,749.90
           Investment Grade - 6.40%
       236  PIMCO Corporate & Income
               Opportunity Fund                           20.25       7.70         4,779.00
       231  Western Asset Global Corporate Defined
               Opportunity Fund, Inc.                     20.50       7.32         4,735.50

Closed-End Strategy: Master Income Portfolio, Series 33
Portfolio (continued)
-------------------------------------------------------------------------------------------
                                                                    Current    Cost of
Number                                                Market Value  Dividend   Securities to
of Shares  Name of Issuer (1)                         per Share (2) Yield (3)  Portfolio (2)
-------------------------------------------------------------------------------------------
           Limited Duration - 6.41%
       279  Eaton Vance Limited Duration
               Income Fund                            $   17.09       7.32%    $   4,768.11
       288  Wells Fargo Advantage Multi-Sector
               Income Fund                                16.50       7.27         4,752.00
           Master Limited Partnerships - 1.44%
       113  Nuveen Energy MLP Total Return Fund           18.90       6.69         2,135.70
           Multi-Sector - 6.39%
       375  Calamos Convertible and High
               Income Fund                                12.63       8.08         4,736.25
       414  PIMCO Income Strategy Fund II                 11.47       8.37         4,748.58
           Preferred and Income - 9.62%
       208  John Hancock Preferred Income Fund            22.83       7.36         4,748.64
       482  Nuveen Preferred Income
               Opportunities Fund                          9.90       7.67         4,771.80
       530  Nuveen Quality Preferred Income Fund           9.00       6.67         4,770.00
           Real Estate - 1.43%
       288  Alpine Global Premier Properties Fund          7.37       8.14         2,122.56
           Senior Loan - 12.82%
       315  BlackRock Floating Rate Income
               Strategies Fund, Inc.                      15.13       6.11         4,765.95
       622  Eaton Vance Senior Income Trust                7.66       6.03         4,764.52
       486  Nuveen Credit Strategies Income Fund           9.78       8.18         4,753.08
       630  Nuveen Senior Income Fund                      7.56       7.22         4,762.80
           Taxable Municipal - 3.20%
       202  BlackRock Build America Bond Trust            23.53       6.72         4,753.06
           Tax-Advantaged Dividend/Tax-Managed
           Dividend - 1.41%
       108  John Hancock Tax-Advantaged Dividend
               Income Fund                                19.34       6.11         2,088.72
           U.S. General Equity - 2.85%
       437  Liberty All-Star Equity Fund                   4.84       6.61         2,115.08
       162  Royce Value Trust, Inc.                       13.09       5.50         2,120.58
           Utility - 1.42%
       114  Duff & Phelps Global Utility Income
               Fund, Inc.                                 18.45       7.59         2,103.30
----------                                                                     ------------
    11,901                                                                     $ 148,539.11
==========                                                                     ============

See "Notes to Portfolios".


Closed-End Strategy: Master Municipal Income Portfolio -- National Series

   Investment Objective. The Portfolio seeks to provide income exempt from federal income tax.

   Principal Investment Strategy. The Portfolio seeks to achieve its objective by investing in a portfolio consisting of common stock of closed-end investment companies (known as "closed-end funds") selected by Cohen & Steers Capital Management, Inc. (the "Portfolio Consultant"). Van Kampen Funds Inc. is the Sponsor of the Portfolio. These closed-end funds generally seek to invest in tax-exempt municipal bonds. Income may be subject to the alternative minimum tax and state and local taxes.

   The Portfolio Consultant sought to construct a well-diversified portfolio of leveraged closed-end funds that have strong fundamentals and are advised by well-regarded managers in this asset class. Cohen & Steers believes that the large number of national and single state municipal closed-end funds -- there are nearly 250 funds at this time -- contribute to secondary market inefficiencies in this sector. In selecting funds for the Portfolio, the Portfolio Consultant generally considered only funds with a ten-day average daily trading volume greater than $300,000 and a market capitalization greater than $200,000,000 at the time of selection. In general, after screening out funds that did not meet the above criteria, Cohen & Steers then applied a proprietary selection methodology for including funds in the Portfolio. The Cohen & Steers proprietary methodology evaluates a series of factors, including, but not limited to, the following factors:

     o    Current dividend yield;

     o    Share price premium/discount to net asset value;

     o    Amount and type of leverage in the capital structure;

     o    Estimate of fund earnings power;

     o    Embedded dividend payment cushion;

     o    Expense ratios;

     o    Historical track record; and

     o    History with regard to dividend changes.

   After evaluating each of the screened funds, the Portfolio Consultant uses its proprietary valuation model to score each fund. Funds advised by the Sponsor, the Portfolio Consultant and their affiliates were excluded from consideration for the Portfolio in an effort to maintain independence in the portfolio selection process.

   Approximately 33% of the closed-end funds in the Portfolio are funds classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest a greater portion of their assets in obligations of a single issue. As a result, these funds may be more susceptible to volatility than a more diversified fund.

   The Portfolio Consultant. Founded in 1986, Cohen & Steers Capital Management Inc. is a manager of portfolios specializing in U.S. REITs, international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. As of June 30, 2012, Cohen & Steers Capital Management Inc. had $44.4 billion in assets under management. Cohen & Steers manages separate account portfolios for institutional investors, including some of the world's largest pension funds and endowments. In addition, the firm manages open-and closed-end funds for both retail and institutional investors. Cohen & Steers is among the largest REIT managers in the U.S. and employs a significant research and trading staff. Many investors have come to view Cohen & Steers as an important source for income-oriented investment products. Cohen & Steers also acts as Supervisor of the Portfolio. As described above, Cohen & Steers advises other clients such as investment companies and other accounts. Many of these client accounts are "managed" accounts. The Portfolio is not a managed fund and will generally not sell or replace Securities. Please refer to "Objectives and Securities Selection" for a discussion of Cohen & Steers' activities regarding the advisory accounts of its other clients and the effect these activities may have on the Securities in the Portfolio.

   The Portfolio is designed as part of a long-term investment strategy. The Sponsor may offer a subsequent series of the portfolio when the current Portfolio terminates. As a result, you may achieve more consistent overall results by following the strategy over several years if subsequent series are available. For more information see "Rights of Unitholders--Rollover".

   Principal Risks. As with all investments, you can lose money by investing in this Portfolio. The Portfolio also might not perform as well as you expect. This can happen for reasons such as these:

     o Security prices will fluctuate. The value of your investment may fall over time.

     o The value of the securities in the closed-end funds will generally fall if interest rates, in general, rise. No one can predict whether interest rates will rise or fall in the future.

     o A security issuer may be unable to make interest and/or principal payments in the future. This may reduce the level of dividends a closed-end fund pays which would reduce your income and cause the value of your Units to fall.

     o The financial condition of a security issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your Units. This may occur at any point in time, including during the primary offering period.

     o The Portfolio invests in shares of closed-end funds. You should understand the section titled "Closed-End Funds" before you invest. In particular, shares of these funds tend to trade at a discount from their net asset value and are subject to risks related to factors such as management's ability to achieve a fund's objective, market conditions affecting a fund's investments and use of leverage. The Portfolio and the underlying funds have management and operating expenses. You will bear not only your share of the Portfolio's expenses, but also the expenses of the underlying funds. By investing in other funds, the Portfolio incurs greater expenses than you would incur if you invested directly in the funds.

     o The closed-end funds may invest in securities rated below investment grade and considered to be "junk" securities. These securities are considered to be speculative and are subject to greater market and credit risks. Accordingly, the risk of default is higher than with investment grade securities. In addition, these securities may be more sensitive to interest rate changes and may be more likely to make early returns of principal.

     o We do not actively manage the Portfolio. While the closed-end funds have managed portfolios, except in limited circumstances, the Portfolio will hold, and continue to buy, shares of the same funds even if their market value declines.


                                   Fee Table

     The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 Public Offering Price per Unit. Actual expenses may vary.

                                       As a % of
                                        Public     Amount
                                       Offering    Per 100
Sales Charge                             Price      Units
                                       ---------  -----------
Initial sales charge                     1.000%    $10.000
Deferred sales charge                    1.450      14.500
Creation and development fee             0.500       5.000
                                       ---------  ---------
Maximum sales charge                     2.950%    $29.500
                                       =========  =========

                                        As a %     Amount
                                        of Net     Per 100
                                        Assets      Units
                                       ---------  ---------
Estimated Organization Costs             0.310%    $ 2.998
                                       =========  =========
Estimated Annual Expenses
Trustee's fee and operating expenses     0.228%    $ 2.211
Supervisory fee                          0.025       0.242
Bookkeeping and administrative fees      0.016       0.150
Estimated underlying funds' expenses     1.557      15.062
                                       ---------  ---------
Total                                    1.826%    $17.665*
                                       =========  =========

                                    Example

     This example helps you compare the cost of the Portfolio with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the Portfolio's annual return is 5%. Your actual returns and expenses will vary. This example also assumes that you continue to follow the Portfolio strategy and roll your investment, including all distributions, into a new trust each year subject to a reduced rollover sales charge of 1.95%. Based on these assumptions, you would pay the following expenses for every $10,000 you invest in the Portfolio:

1 year    $    502
3 years      1,307
5 years      2,124
10 years     4,222

------------------
* The estimated annual expenses are based upon the estimated trust size for the Portfolio determined as of the initial date of deposit. Because certain of the operating expenses are fixed amounts, if the Portfolio does not reach the estimated size, or if the value of the Portfolio or number of outstanding units decline over the life of the trust, or if the actual amount of the operating expenses exceeds the estimated amounts, the actual amount of the operating expenses per 100 units would exceed the estimated amounts. In some cases, the actual amount of operating expenses may substantially differ from the amounts reflected above.


     The maximum sales charge is 2.95% of the Public Offering Price per Unit. The initial sales charge is the difference between the total sales charge (maximum of 2.95% of the Public Offering Price) and the sum of the remaining deferred sales charge and the total creation and development fee. The deferred sales charge is fixed at $0.145 per Unit and accrues daily from February 10, 2013 through July 9, 2013. Your Portfolio pays a proportionate amount of this charge on the 10th day of each month beginning in the accrual period until paid in full. The combination of the initial and deferred sales charges comprises the "transactional sales charge". The creation and development fee is fixed at $0.05 per Unit and is paid at the earlier of the end of the initial offering period (anticipated to be three months) or six months following the Initial Date of Deposit. The Portfolio assesses the Supervisory Fee as a percentage of the daily net asset value (0.025%). Other annual expenses are assessed as dollar amounts per Unit.

     Although not an actual operating expense, the Portfolio, and therefore the Unitholders, will indirectly bear the operating expenses of the funds held by the Portfolio in the estimated amount provided above. Estimated fund expenses are based upon the net asset value of the number of fund shares held by the Portfolio per Unit multiplied by the annual operating expenses of the funds for the most recent fiscal year.

--------------------------------------------------------------------------------
                         Essential Information

Unit Price at Initial Date of Deposit                  $10.0000

Initial Date of Deposit                         October 2, 2012

Mandatory Termination Date                      January 3, 2014

Estimated Net Annual Income1,2                $0.49700 per Unit

Record Dates2                            10th day of each month

Distribution Dates2                      25th day of each month

CUSIP Numbers                                 Cash -- 92121W787
                                          Reinvest -- 92121W795
                                     Wrap Fee Cash -- 92121W803
                                 Wrap Fee Reinvest -- 92121W811
--------------------------------------------------------------------------------

1 As of close of business day prior to Initial Date of Deposit. The actual distributions you receive will vary from the estimated amount due to changes in the Portfolio's fees and expenses, in actual income received by the Portfolio, currency fluctuations and with changes in the Portfolio such as the acquisition or liquidation of securities. See "Rights of Unitholders--Estimated Distributions."

2 The Trustee will make distributions of income and capital on each monthly Distribution Date to Unitholders of record on the preceding Record Date, provided that the total cash held for distribution equals at least $0.01 per Unit. Undistributed income and capital will be distributed in the next month in which the total cash held for distribution equals at least $0.01 per Unit. Based on the foregoing, it is currently estimated that the initial distribution set forth above will occur in November 2012.


Closed-End Strategy: Master Municipal Income Portfolio -- National Series 29
Portfolio
--------------------------------------------------------------------------------------------
                                                                    Current    Cost of
Number                                                Market Value  Dividend   Securities to
of Shares  Name of Issuer (1)                         per Share (2) Yield (3)  Portfolio (2)
--------------------------------------------------------------------------------------------
           National Municipal - 100.00%
       498  Alliance National Municipal Income
               Fund, Inc.                             $   16.620         5.60% $   8,276.76
       486  BlackRock Municipal 2020 Term Trust           17.000         4.39      8,262.00
       630  BlackRock MuniEnhanced Fund, Inc.             13.140         5.30      8,278.20
       527  BlackRock MuniHoldings Quality Fund, Inc.     15.710         5.65      8,279.17
       482  BlackRock MuniYield Investment Fund           17.190         5.51      8,285.58
       545  BlackRock MuniYield Quality Fund II, Inc.     15.130         5.51      8,245.85
       571  Eaton Vance Municipal Bond Fund               14.550         5.26      8,308.05
       353  Eaton Vance National Municipal
               Opportunities Trust                        23.450         4.56      8,277.85
       521  Nuveen Dividend Advantage
               Municipal Fund                             15.880         5.74      8,273.48
       498  Nuveen Enhanced Municipal Value Fund          16.540         5.80      8,236.92
       526  Nuveen Municipal Advantage Fund, Inc.         15.720         5.76      8,268.72
       553  Nuveen Municipal Market Opportunity
               Fund, Inc.                                 14.960         5.66      8,272.88
       527  Nuveen Municipal Opportunity Fund, Inc.       15.650         5.60      8,247.55
       559  Nuveen Premium Income Municipal
               Fund 4, Inc.                               14.750         5.78      8,245.25
       511  Nuveen Quality Income Municipal
               Fund, Inc.                                 16.150         5.50      8,252.65
       619  PIMCO Municipal Income Fund II                13.310         5.86      8,238.89
       625  Putnam Municipal Opportunities Trust          13.260         5.06      8,287.50
       471  Western Asset Municipal Partners
               Fund, Inc.                                 17.660         4.76      8,317.86
----------                                                                     ------------
     9,502                                                                     $ 148,855.16
==========                                                                     ============

See "Notes to Portfolios".


Closed-End Strategy: Value Equity and Income Portfolio

   Investment Objective. The Portfolio seeks total return, consisting of high current income and potential capital appreciation.

   Principal Investment Strategy. The Portfolio seeks to achieve its objective by investing in a portfolio consisting of common stock of closed-end investment companies (known as "closed-end funds"). Cohen & Steers Capital Management, Inc. (the "Portfolio Consultant") uses a value oriented methodology to select funds that invest significantly in equity or income-producing securities. Van Kampen Funds Inc. is the Sponsor of the Portfolio. These closed-end funds may focus on total return securities, sectors or strategies, such as convertible securities, covered call option strategies, energy, equity dividend securities, high-yield strategies, preferred securities, real estate, senior loans, tax-advantaged dividend securities and other total return strategies. Cohen & Steers believes that the principal determinants of total investment opportunity or 'value' in closed-end funds include: Market price relative to net asset value, annualized dividend yield, dividend coverage ratio and the momentum of fund returns on its market price relative to the momentum of returns on its net asset value.

   In addition, Cohen & Steers sought to identify funds that exhibited the following characteristics, among others:

     1.   Daily trading volumes generally greater than $750,000 per day.

     2. Closed-end funds with market capitalization generally greater than $200 million.

     3.   High current income.

     4.   Share prices at a discount to net asset value.

     5. Undervalued funds where recent total return on market price trails recent total return on net asset value.

     6. Strong fundamentals, including liquidity, income coverage and quality, leverage/risk management. Cohen & Steers believes that a conservative approach to leverage helps mitigate the effects of changes in interest rates.

     7.   Well-known advisors with experience managing the asset class.

     8.   Diversification of sector and asset class.

   There can be no guarantee that a particular fund in the Portfolio will satisfy the criteria set forth above.

   Cohen & Steers believes that capital appreciation from equity and income focused closed-end funds could come from three potential sources:

     o A narrowing of fund share price discounts to net asset value, assuming no change in fund net asset value;

     o Growth in fund share prices which mirrors growth in underlying portfolio net asset value, with no change in the discount to net asset value; and

     o Increased dividend/distribution rates by closed-end funds which attract investors and cause rising share prices.

   Cohen & Steers believes that there is a compelling investment opportunity in the secondary market for closed-end funds. Cohen & Steers believes that five primary factors support this investment case, including:

     o Rising Demand for Dividend Income -- Cohen & Steers believes that the potential for rising demand for dividend income exists due to the aging of America, lower tax rates, the inflation protection that may be offered by rising dividends, and the low return environment. Of course, there can be no assurance that the Portfolio or the underlying funds will provide income in the future.

     o Growth in the Number and Types of Closed-End Fund New Issues -- Since 2001, the closed-end fund market has grown by over $150 billion, to a total size in excess of $200 billion. There are now over 600 listed closed-end funds. Underlying asset classes have expanded to include significant volumes of funds focused on categories such as equity dividends, covered call option writing, REITs, utilities, energy, senior loan securities, convertible securities and limited duration bonds.

     o Lack of Research and Institutional Capital -- Historically, activity in the closed-end fund market has been dominated by individual investors, with only a handful of professional investors and institutional sources of capital. Due to a variety of historical factors, institutional participation in the closed-end fund market currently remains low.

     o Need for Professional Selection -- Many investors and financial advisors do not have the time or resources to assess dividend quality, leverage, net asset value risk, and historical market valuation to net asset value of closed end funds.

     o Discounts to Net Asset Value -- Current discounts to net asset value in many funds and sectors may offer a timely opportunity to acquire attractive funds with income potential at a discount to their intrinsic value.

   Approximately 43% of the closed-end funds in the Portfolio are funds classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest a greater portion of their assets in obligations of a single issuer. As a result, these funds may be more susceptible to volatility than a more diversified fund.

   Of course, we cannot guarantee that your Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   The Portfolio Consultant. Founded in 1986, Cohen & Steers Capital Management Inc. is a manager of portfolios specializing in U.S. REITs, international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. As of June 30, 2012, Cohen & Steers Capital Management Inc. had $44.4 billion in assets under management. Cohen & Steers manages separate account portfolios for institutional investors, including some of the world's largest pension funds and endowments. In addition, the firm manages open-and closed-end funds for both retail and institutional investors. Cohen & Steers is among the largest REIT managers in the U.S. and employs a significant research and trading staff. Many investors have come to view Cohen & Steers as an important source for income-oriented investment products. Cohen & Steers also acts as Supervisor of the Portfolio. As described above, Cohen & Steers advises other clients such as investment companies and other accounts. Many of these client accounts are "managed" accounts. The Portfolio is not a managed fund and will generally not sell or replace Securities. Please refer to "Objectives and Securities Selection" for a discussion of Cohen & Steers' activities regarding the advisory accounts of its other clients and the effect these activities may have on the Securities in the Portfolio.

   The Portfolio is designed as part of a long-term investment strategy. The Sponsor may offer a subsequent series of the portfolio when the current Portfolio terminates. As a result, you may achieve more consistent overall results by following the strategy over several years if subsequent series are available. For more information see "Rights of Unitholders--Rollover".

   Principal Risks. As with all investments, you can lose money by investing in this Portfolio. The Portfolio also might not perform as well as you expect. This can happen for reasons such as these:

     o Security prices will fluctuate. The value of your investment may fall over time.

     o The value of the securities in certain of the closed-end funds will generally fall if interest rates, in general, rise. No one can predict whether interest rates will rise or fall in the future.

     o A security issuer may be unwilling or unable to declare dividends in the future, or may reduce the level of dividends declared. This may reduce the level of dividends a closed-end fund pays which would reduce your income and may cause the value of your Units to fall.

     o The financial condition of a security issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your Units. This may occur at any point in time, including during the primary offering period.

     o The Portfolio invests in shares of closed-end funds. You should understand the section titled "Closed-End Funds" before you invest. In particular, shares of these funds tend to trade at a discount from their net asset value and are subject to risks related to factors such as management's ability to achieve a fund's objective, market conditions affecting a fund's investments and use of leverage. The Portfolio and the underlying funds have management and operating expenses. You will bear not only your share of the Portfolio's expenses, but also the expenses of the underlying funds. By investing in other funds, the Portfolio incurs greater expenses than you would incur if you invested directly in the funds.

     o Certain of the closed-end funds write call options on their assets. The use of options may require an underlying fund to sell portfolio securities at inopportune times or at prices other than current market values, may limit the amount of appreciation a fund can realize on an investment, or may cause a fund to hold a security it might otherwise sell. To the extent an underlying fund purchases options pursuant to a hedging strategy, the fund could lose its entire investment in the option.

     o Certain of the closed-end funds may invest in securities of foreign issuers, presenting risks beyond those of U.S. issuers. These risks may include market and political factors related to an issuer's foreign market, international trade conditions, less regulation, smaller or less liquid markets, increased volatility, differing accounting and tax practices and changes in the value of foreign currencies which may have both economic and tax consequences.

     o Certain of the closed-end funds may invest in securities rated below investment grade and considered to be "junk" securities. These securities are considered to be speculative and are subject to greater market and credit risks. Accordingly, the risk of default is higher than with investment grade securities. In addition, these securities may be more sensitive to interest rate changes and may be more likely to make early returns of principal.

     o We do not actively manage the Portfolio. While the closed-end funds have managed portfolios, except in limited circumstances, the Portfolio will hold, and continue to buy, shares of the same funds even if their market value declines.

                                   Fee Table

     The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 Public Offering Price per Unit. Actual expenses may vary.

                                       As a % of
                                        Public     Amount
                                       Offering    Per 100
Sales Charge                             Price      Units
                                       ---------  ---------
Initial sales charge                     1.000%    $10.000
Deferred sales charge                    1.450      14.500
Creation and development fee             0.500       5.000
                                       ---------  ---------
Maximum sales charge                     2.950%    $29.500
                                       =========  =========

                                        As a %     Amount
                                        of Net     Per 100
                                        Assets      Units
                                       ---------  ---------
Estimated Organization Costs             0.239%     $2.313
                                       =========  =========
Estimated Annual Expenses
Trustee's fee and operating expenses     0.242%    $ 2.344
Supervisory fee                          0.025       0.242
Bookkeeping and administrative fees      0.015       0.150
Estimated underlying funds' expenses     1.480      14.327
                                       ---------  ---------
Total                                    1.762%    $17.063*
                                       =========  =========

                                    Example

     This example helps you compare the cost of the Portfolio with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the Portfolio's annual return is 5%. Your actual returns and expenses will vary. This example also assumes that you continue to follow the Portfolio strategy and roll your investment, including all distributions, into a new trust each year subject to a reduced rollover sales charge of 1.95%. Based on these assumptions, you would pay the following expenses for every $10,000 you invest in the Portfolio:

1 year    $    489
3 years      1,269
5 years      2,063
10 years     4,114

------------------
* The estimated annual expenses are based upon the estimated trust size for the Portfolio determined as of the initial date of deposit. Because certain of the operating expenses are fixed amounts, if the Portfolio does not reach the estimated size, or if the value of the Portfolio or number of outstanding units decline over the life of the trust, or if the actual amount of the operating expenses exceeds the estimated amounts, the actual amount of the operating expenses per 100 units would exceed the estimated amounts. In some cases, the actual amount of operating expenses may substantially differ from the amounts reflected above.


     The maximum sales charge is 2.95% of the Public Offering Price per Unit. The initial sales charge is the difference between the total sales charge (maximum of 2.95% of the Public Offering Price) and the sum of the remaining deferred sales charge and the total creation and development fee. The deferred sales charge is fixed at $0.145 per Unit and accrues daily from February 10, 2013, through July 9, 2013. Your Portfolio pays a proportionate amount of this charge on the 10th day of each month beginning in the accrual period until paid in full. The combination of the initial and deferred sales charges comprises the "transactional sales charge". The creation and development fee is fixed at $0.05 per Unit and is paid at the earlier of the end of the initial offering period (anticipated to be three months) or six months following the Initial Date of Deposit. The Portfolio assesses the Supervisory Fee as a percentage of the daily net asset value (0.025%). Other annual expenses are assessed as dollar amounts per Unit.

     Although not an actual operating expense, the Portfolio, and therefore the Unitholders, will indirectly bear the operating expenses of the funds held by the Portfolio in the estimated amount provided above. Estimated fund expenses are based upon the net asset value of the number of fund shares held by the Portfolio per Unit multiplied by the annual operating expenses of the funds for the most recent fiscal year.

--------------------------------------------------------------------------------
                      Essential Information

Unit Price at Initial Date of Deposit               $10.0000

Initial Date of Deposit                      October 2, 2012

Mandatory Termination Date                   January 3, 2014

Estimated Net Annual Income1               $0.70049 per Unit

Record Dates2                         10th day of each month

Distribution Dates2                   25th day of each month

CUSIP Numbers                              Cash -- 92121W662
                                       Reinvest -- 92121W670
                                  Wrap Fee Cash -- 92121W688
                              Wrap Fee Reinvest -- 92121W696
--------------------------------------------------------------------------------

1 As of close of business day prior to Initial Date of Deposit. The actual distributions you receive will vary from the estimated amount due to changes in the Portfolio's fees and expenses, in actual income received by the Portfolio, currency fluctuations and with changes in the Portfolio such as the acquisition or liquidation of securities. See "Rights of Unitholders--Estimated Distributions."

2 The Trustee will make distributions of income and capital on each monthly Distribution Date to Unitholders of record on the preceding Record Date, provided that the total cash held for distribution equals at least $0.01 per Unit. Undistributed income and capital will be distributed in the next month in which the total cash held for distribution equals at least $0.01 per Unit. Based on the foregoing, it is currently estimated that the initial distribution will occur in November 2012.


Closed-End Strategy: Value Equity and Income Portfolio 2012-4
Portfolio
-------------------------------------------------------------------------------------------
                                                                   Current    Cost of
Number                                               Market Value  Dividend   Securities to
of Shares   Name of Issuer (1)                       per Share (2) Yield (3)  Portfolio (2)
-------------------------------------------------------------------------------------------
            Commodities - 7.61%
+      223   ASA Gold and Precious Metals, Ltd.      $   25.39       1.46%    $   5,661.97
       386   BlackRock Resources and Commodities
                Strategy Trust                           14.56       9.62         5,620.16
            Covered Call and Income - 22.86%
       430   BlackRock Enhanced Capital and Income
                Fund, Inc.                               13.13       9.14         5,645.90
       434   Eaton Vance Tax-Managed Buy-Write
                Opportunities Fund                       12.99      10.23         5,637.66
       590   Eaton Vance Tax-Managed Diversified
                Equity Income Fund                        9.57      10.57         5,646.30
       507   Eaton Vance Tax-Managed Global
                Buy-Write Opportunities Fund             11.14      10.48         5,647.98
       486   ING Global Advantage and Premium
                Opportunity Fund                         11.61       9.65         5,642.46
       442   Nuveen Equity Premium Opportunity Fund      12.80       8.72         5,657.60
            Emerging Markets Debt - 2.22%
        99   Morgan Stanley Emerging Markets
                Domestic Debt Fund, Inc.                 16.54       6.05         1,637.46
        67   Stone Harbor Emerging Markets
                Income Fund                              24.59       8.78         1,647.53
            Energy - 7.54%
       219   BlackRock Energy and Resources Trust        25.41       6.38         5,564.79
       519   BlackRock Real Asset Equity Trust           10.81       8.20         5,610.39
            Global Equity - 3.82%
       375   Nuveen Global Value Opportunities Fund      15.10       8.48         5,662.50
            Global Hybrid Growth & Income - 3.82%
       482   Clough Global Opportunities Fund            11.73       9.21         5,653.86
            Global Income - 3.35%
       226   MFS Multimarket Income Trust                 7.35       6.53         1,661.10
       173   Templeton Global Income Fund                 9.57       4.39         1,655.61
       120   Western Asset Global High Income
                Fund, Inc.                               13.78       8.38         1,653.60
            Government - 1.12%
       190   AllianceBernstein Income Fund, Inc.          8.70       5.52         1,653.00
            High Yield - 1.11%
        93   First Trust Strategic High Income Fund II   17.74       8.96         1,649.82
            Investment Grade - 2.23%
        82   PIMCO Corporate & Income
                Opportunity Fund                         20.25       7.70         1,660.50
        80   Western Asset Global Corporate Defined
                Opportunity Fund, Inc.                   20.50       7.32         1,640.00

Closed-End Strategy: Value Equity and Income Portfolio 2012-4
Portfolio (continued)
-------------------------------------------------------------------------------------------
                                                                   Current    Cost of
Number                                               Market Value  Dividend   Securities to
of Shares   Name of Issuer (1)                       per Share (2) Yield (3)  Portfolio (2)
-------------------------------------------------------------------------------------------
            Limited Duration - 2.23%
        97   Eaton Vance Limited Duration
                Income Fund                          $   17.09       7.32%    $   1,657.73
       100   Wells Fargo Advantage Multi-Sector
                Income Fund                              16.50       7.27         1,650.00
            Master Limited Partnerships - 7.63%
       187   First Trust Energy Income and
                Growth Fund                              30.32       6.43         5,669.84
       190   Kayne Anderson Midstream/Energy
                Fund, Inc.                               29.68       5.76         5,639.20
            Mortgage Bond - 1.11%
        58   Nuveen Mortgage Opportunity Term
                Fund 2                                   28.30       7.31         1,641.40
            Multi-Sector - 1.11%
       130   Calamos Convertible and High
                Income Fund                              12.63       8.08         1,641.90
            Preferred and Income - 1.12%
       167   Nuveen Preferred Income
                Opportunities Fund                        9.90       7.67         1,653.30
            Real Estate - 3.81%
       767   Alpine Global Premier Properties Fund        7.37       8.14         5,652.79
            Senior Loan - 4.46%
       216   Eaton Vance Senior Income Trust              7.66       6.03         1,654.56
       265   ING Prime Rate Trust                         6.17       6.90         1,635.05
       169   Nuveen Credit Strategies Income Fund         9.78       8.18         1,652.82
       117   Pioneer Floating Rate Trust                 14.24       6.32         1,666.08
            Tax-Advantaged Dividend/Tax-Managed
            Dividend - 7.60%
       283   Eaton Vance Tax-Advantaged Global
                Dividend Opportunities Fund              19.89       7.04         5,628.87
       334   Gabelli Dividend & Income Trust             16.87       5.69         5,634.58
            U.S. General Equity - 7.60%
     1,164   Liberty All-Star Equity Fund                 4.84       6.61         5,633.76
       430   Royce Value Trust, Inc.                     13.09       5.50         5,628.70
            Utility - 7.65%
       306   Duff & Phelps Global Utility Income
                Fund, Inc.                               18.45       7.59         5,645.70
       292   Macquarie Global Infrastructure Total
                Return Fund, Inc.                        19.47       5.34         5,685.24
----------                                                                    ------------
    11,495                                                                    $ 148,181.71
==========                                                                    ============

See "Notes to Portfolios".


Closed-End Strategy: Covered Call Income Portfolio

   Investment Objective. The Portfolio seeks total return, consisting of high current income and potential capital appreciation.

   Principal Investment Strategy. The Portfolio seeks to achieve its objective by investing in a portfolio consisting of common stock of closed-end investment companies (known as "closed-end funds"). Cohen & Steers Capital Management, Inc. (the "Portfolio Consultant") uses a value oriented methodology to select funds that invest significantly in equity or income-producing securities. Van Kampen Funds Inc. is the Sponsor of the Portfolio. These closed-end funds will primarily focus on covered call option strategies or other income-oriented investment strategies. Cohen & Steers believes that the principal determinants of total investment opportunity or 'value' in closed-end funds include: market price relative to net asset value, annualized dividend yield, dividend coverage ratio and the momentum of fund returns on its market price relative to the momentum of returns on its net asset value.

   In addition, Cohen & Steers sought to identify funds that exhibited the following characteristics, among others:

     1.   Daily trading volumes generally greater than $500,000 per day.

     2. Closed-end funds with market capitalization generally greater than $200 million.

     3.   High current income.

     4.   Share prices at a discount to net asset value.

     5. Undervalued funds where recent total return on market price trails recent total return on net asset value.

     6. Strong fundamentals, including liquidity, income coverage and quality, leverage/risk management. Cohen & Steers believes that a conservative approach to leverage helps mitigate the effects of changes in interest rates.

     7.   Well-known advisors with experience managing the asset class.

     8.   Diversification of sector and asset class.

   There can be no guarantee that a particular fund in the Portfolio will satisfy the criteria set forth above.

   Cohen & Steers believes that capital appreciation from covered call income focused closed-end funds could come from three potential sources:

     o A narrowing of fund share price discounts to net asset value, assuming no change in fund net asset value;

     o Growth in fund share prices which mirrors growth in underlying portfolio net asset value, with no change in the discount to net asset value; and

     o Increased dividend/distribution rates by closed-end funds which attract investors and cause rising share prices.

   Cohen & Steers believes that there is a compelling investment opportunity in the secondary market for closed-end funds. Cohen & Steers believes that five primary factors support this investment case, including:

     o Rising Demand for Dividend Income -- Cohen & Steers believes that the potential for rising demand for dividend income exists due to the aging of America, lower tax rates, the inflation protection that may be offered by rising dividends, and the low return environment. Of course, there can be no assurance that the Portfolio or the underlying funds will provide income in the future.

     o Growth in the Number and Types of Closed-End Fund New Issues -- Since 2001, the closed-end fund market has grown by over $150 billion, to a total size in excess of $200 billion. There are now over 600 listed closed-end funds. Underlying asset classes have expanded to include significant volumes of funds focused on categories such as equity dividends, covered call option writing, REITs, utilities, energy, senior loan securities, convertible securities and limited duration bonds.

     o Lack of Research and Institutional Capital -- Historically, activity in the closed-end fund market has been dominated by individual investors, with only a handful of professional investors and institutional sources of capital. Due to a variety of historical factors, institutional participation in the closed-end fund market currently remains low.

     o Need for Professional Selection -- Many investors and financial advisors do not have the time or resources to assess dividend quality, leverage, net asset value risk, and historical market valuation to net asset value of closed end funds.

     o Discounts to Net Asset Value -- Current discounts to net asset value in many funds and sectors may offer a timely opportunity to acquire attractive funds with income potential at a discount to their intrinsic value.

   Approximately 9% of the closed-end funds in the Portfolio are funds classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest a greater portion of their assets in obligations of a single issuer. As a result, these funds may be more susceptible to volatility than a more diversified fund.

   Of course, we cannot guarantee that your Portfolio will achieve its objective. The value of your Units may fall below the price you paid for the Units. You should read the "Risk Factors" section before you invest.

   The Portfolio Consultant. Founded in 1986, Cohen & Steers Capital Management Inc. is a manager of portfolios specializing in U.S. REITs, international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. As of June 30, 2012, Cohen & Steers Capital Management Inc. had $44.4 billion in assets under management. Cohen & Steers manages separate account portfolios for institutional investors, including some of the world's largest pension funds and endowments. In addition, the firm manages open- and closed-end funds for both retail and institutional investors. Cohen & Steers is among the largest REIT managers in the U.S. and employs a significant research and trading staff. Many investors have come to view Cohen & Steers as an important source for income-oriented investment products. Cohen & Steers also acts as Supervisor of the Portfolio. As described above, Cohen & Steers advises other clients such as investment companies and other accounts. Many of these client accounts are "managed" accounts. The Portfolio is not a managed fund and will generally not sell or replace Securities. Please refer to "Objectives and Securities Selection" for a discussion of Cohen & Steers' activities regarding the advisory accounts of its other clients and the effect these activities may have on the Securities in the Portfolio.

   The Portfolio is designed as part of a long-term investment strategy. The Sponsor may offer a subsequent series of the portfolio when the current Portfolio terminates. As a result, you may achieve more consistent overall results by following the strategy over several years if subsequent series are available. For more information see "Rights of Unitholders--Rollover".

   Principal Risks. As with all investments, you can lose money by investing in this Portfolio. The Portfolio also might not perform as well as you expect. This can happen for reasons such as these:

     o Security prices will fluctuate. The value of your investment may fall over time.

     o A security issuer may be unwilling or unable to declare dividends in the future, or may reduce the level of dividends declared. This may reduce the level of dividends a closed-end fund pays which would reduce your income and may cause the value of your Units to fall.

     o The financial condition of a security issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your Units. This may occur at any point in time, including during the primary offering period.

     o The Portfolio invests in shares of closed-end funds. You should understand the section titled "Closed-End Funds" before you invest. In particular, shares of these funds tend to trade at a discount from their net asset value and are subject to risks related to factors such as management's ability to achieve a fund's objective, market conditions affecting a fund's investments and use of leverage. The Portfolio and the underlying funds have management and operating expenses. You will bear not only your share of the Portfolio's expenses, but also the expenses of the underlying funds. By investing in other funds, the Portfolio incurs greater expenses than you would incur if you invested directly in the funds.

     o The Portfolio is concentrated in funds that write call options on their assets. The use of options may require an underlying fund to sell portfolio securities at inopportune times or at prices other than current market values, may limit the amount of appreciation a fund can realize on an investment, or may cause a fund to hold a security it might otherwise sell. To the extent an underlying fund purchases options pursuant to a hedging strategy, the fund could lose its entire investment in the option.

     o Certain of the closed-end funds may invest in securities of foreign issuers, presenting risks beyond those of U.S. issuers. These risks may include market and political factors related to an issuer's foreign market, international trade conditions, less regulation, smaller or less liquid markets, increased volatility, differing accounting and tax practices and changes in the value of foreign currencies which may have both economic and tax consequences.

     o We do not actively manage the Portfolio. While the closed-end funds have managed portfolios, except in limited circumstances, the Portfolio will hold, and continue to buy, shares of the same funds even if their market value declines.

                                   Fee Table

     The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 Public Offering Price per Unit. Actual expenses may vary.

                                       As a % of
                                        Public     Amount
                                       Offering    Per 100
Sales Charge                             Price      Units
                                       ---------  ---------
Initial sales charge                     1.000%    $10.000
Deferred sales charge                    1.450      14.500
Creation and development fee             0.500       5.000
                                       ---------  ---------
Maximum sales charge                     2.950%    $29.500
                                       =========  =========

                                        As a %     Amount
                                        of Net     Per 100
                                        Assets      Units
                                       ---------  ---------
Estimated Organization Costs             0.348%    $ 3.362
                                       =========  =========
Estimated Annual Expenses
Trustee's fee and operating expenses     0.268%    $ 2.589
Supervisory fee                          0.025       0.242
Bookkeeping and administrative fees      0.015       0.150
Estimated underlying funds' expenses     1.121      10.841
                                       ---------  ---------
Total                                    1.429%    $13.822*
                                       =========  =========

                                    Example

     This example helps you compare the cost of the Portfolio with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the Portfolio's annual return is 5%. Your actual returns and expenses will vary. This example also assumes that you continue to follow the Portfolio strategy and roll your investment, including all distributions, into a new trust each year subject to a reduced rollover sales charge of 1.95%. Based on these assumptions, you would pay the following expenses for every $10,000 you invest in the Portfolio:

1 year    $    467
3 years      1,205
5 years      1,961
10 years     3,927

------------------
* The estimated annual expenses are based upon the estimated trust size for the Portfolio determined as of the initial date of deposit. Because certain of the operating expenses are fixed amounts, if the Portfolio does not reach the estimated size, or if the value of the Portfolio or number of outstanding units decline over the life of the trust, or if the actual amount of the operating expenses exceeds the estimated amounts, the actual amount of the operating expenses per 100 units would exceed the estimated amounts. In some cases, the actual amount of operating expenses may substantially differ from the amounts reflected above.


     The maximum sales charge is 2.95% of the Public Offering Price per Unit. The initial sales charge is the difference between the total sales charge (maximum of 2.95% of the Public Offering Price) and the sum of the remaining deferred sales charge and the total creation and development fee. The deferred sales charge is fixed at $0.145 per Unit and accrues daily from February 10, 2013 through July 9, 2013. Your Portfolio pays a proportionate amount of this charge on the 10th day of each month beginning in the accrual period until paid in full. The combination of the initial and deferred sales charges comprises the "transactional sales charge". The creation and development fee is fixed at $0.05 per Unit and is paid at the earlier of the end of the initial offering period (anticipated to be three months) or six months following the Initial Date of Deposit. The Portfolio assesses the Supervisory Fee as a percentage of the daily net asset value (0.025%). Other annual expenses are assessed as dollar amounts per Unit.

     Although not an actual operating expense, the Portfolio, and therefore the Unitholders, will indirectly bear the operating expenses of the funds held by the Portfolio in the estimated amount provided above. Estimated fund expenses are based upon the net asset value of the number of fund shares held by the Portfolio per Unit multiplied by the annual operating expenses of the funds for the most recent fiscal year.

--------------------------------------------------------------------------------
                        Essential Information

Unit Price at Initial Date of Deposit                  $10.0000

Initial Date of Deposit                         October 2, 2012

Mandatory Termination Date                      January 3, 2014

Estimated Net Annual Income1                  $0.90766 per Unit

Record Dates                         10th day of February 2013,
                                       May 2013 and August 2013

Distribution Dates                   25th day of February 2013,
                                       May 2013 and August 2013

CUSIP Numbers                                 Cash -- 92121W704
                                          Reinvest -- 92121W712
                                     Wrap Fee Cash -- 92121W720
                                 Wrap Fee Reinvest -- 92121W738
--------------------------------------------------------------------------------

1 As of close of business day prior to Initial Date of Deposit. The actual distributions you receive will vary from the estimated amount due to changes in the Portfolio's fees and expenses, in actual income received by the Portfolio, currency fluctuations and with changes in the Portfolio such as the acquisition or liquidation of securities. See "Rights of Unitholders--Estimated Distributions."


Closed-End Strategy: Covered Call Income Portfolio 2012-4
Portfolio
------------------------------------------------------------------------------------------
                                                                  Current    Cost of
Number                                              Market Value  Dividend   Securities to
of Shares  Name of Issuer (1)                       per Share (2) Yield (3)  Portfolio (2)
------------------------------------------------------------------------------------------
           Covered Call and Income - 100%
       526  BlackRock Enhanced Capital and
               Income Fund, Inc.                    $   13.13       9.14%   $    6,906.38
     1,179  BlackRock Enhanced Equity
               Dividend Trust                            7.52       9.04         8,866.08
       503  BlackRock Global Opportunities
               Equity Trust                             13.72      11.95         6,901.16
       940  BlackRock International Growth and
               Income Trust                              7.33       9.16         6,890.20
       491  Dow 30 Premium & Dividend Income
               Fund, Inc.                               14.04       7.58         6,893.64
       620  Eaton Vance Enhanced Equity
               Income Fund                              11.14       9.31         6,906.80
       620  Eaton Vance Enhanced Equity
               Income Fund II                           11.13       9.43         6,900.60
       531  Eaton Vance Tax-Managed Buy-Write
               Opportunities Fund                       12.99      10.23         6,897.69
       929  Eaton Vance Tax-Managed Diversified
               Equity Income Fund                        9.57      10.57         8,890.53
       798  Eaton Vance Tax-Managed Global
               Buy-Write Opportunities Fund             11.14      10.48         8,889.72
     1,007  Eaton Vance Tax-Managed Global
               Diversified Equity Income Fund            8.80      11.09         8,861.60
       755  Guggenheim Enhanced Equity
               Income Fund                               9.12      10.53         6,885.60
       595  ING Global Advantage and Premium
               Opportunity Fund                         11.61       9.65         6,907.95
       757  ING Global Equity Dividend and Premium
               Opportunity Fund                          9.11      11.06         6,896.27
       583  ING Risk Managed Natural Resources Fund     11.94       9.38         6,961.02
       419  John Hancock Hedged Equity &
               Income Fund                              16.42       7.87         6,879.98
       528  NFJ Dividend, Interest & Premium
               Strategy Fund                            17.08      10.54         9,018.24
       541  Nuveen Equity Premium Advantage Fund        12.77       8.90         6,908.57
       541  Nuveen Equity Premium Opportunity Fund      12.80       8.72         6,924.80
       460  Nuveen Global Value Opportunities Fund      15.10       8.48         6,946.00
----------                                                                   ------------
    13,323                                                                   $ 148,132.83
==========                                                                   ============

See "Notes to Portfolios".


Notes to Portfolios

(1) The Securities are initially represented by "regular way" contracts for the performance of which an irrevocable letter of credit has been deposited with the Trustee. Contracts to acquire Securities were entered into on October 1, 2012 and have a settlement date of October 4, 2012 (see "The Portfolios").

(2) The value of each Security is determined on the bases set forth under "Public Offering--Unit Price" as of the close of the New York Stock Exchange on the business day before the Initial Date of Deposit. In accordance with FASB Accounting Standards Codification ("ASC"), ASC 820, Fair Value Measurements and Disclosures, the Portfolio's investments are classified as Level 1, which refers to security prices determined using quoted prices in active markets for identical securities. Other information regarding the Securities, as of the Initial Date of Deposit, is as follows:

                                                                                 Profit
                                                                Cost to         (Loss) To
                                                                Sponsor          Sponsor
                                                            --------------    --------------
     Closed-End Strategy: Master Income Portfolio           $    148,896      $      (357)
     Closed-End Strategy: Master Municipal Income
          Portfolio -- National Series                      $    149,140      $      (285)
     Closed-End Strategy: Value Equity and Income Portfolio $    148,527      $      (345)
     Closed-End Strategy: Covered Call Income Portfolio     $    148,533      $      (400)

"+"  indicates that the security was issued by a foreign company.

(3) Current Dividend Yield for each Security is based on the estimated annual dividends per share and the Security's value as of the most recent close of trading on the New York Stock Exchange on the business day before the Initial Date of Deposit. Generally, estimated annual dividends per share are calculated by annualizing the most recently declared regular dividends or by adding the most recent regular interim and final dividends declared and reflect any foreign withholding taxes. In certain cases, this calculation may consider several recently declared dividends in order for the Current Dividend Yield to be more reflective of recent historical dividend rates.


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Unitholders of Van Kampen Unit Trusts, Series 1263:

   We have audited the accompanying statements of condition including the related portfolios of Closed-End Strategy: Master Income Portfolio, Series 33, Closed-End Strategy: Master Municipal Income Portfolio --National Series 29, Closed-End Strategy: Value Equity and Income Portfolio 2012-4 and Closed-End
Strategy: Covered Call Income Portfolio 2012-4 (included in Van Kampen Unit Trusts, Series 1263) as of October 2, 2012. The statements of condition are the responsibility of the Sponsor. Our responsibility is to express an opinion on such statements of condition based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of condition are free of material misstatement. The trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trusts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of condition, assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall statements of condition presentation. Our procedures included confirmation with The Bank of New York Mellon, Trustee, of cash or an irrevocable letter of credit deposited for the purchase of Securities as shown in the statements of condition as of October 2, 2012. We believe that our audits of the statements of condition provide a reasonable basis for our opinion.

   In our opinion, the statements of condition referred to above present fairly, in all material respects, the financial position of Closed-End
Strategy: Master Income Portfolio, Series 33, Closed-End Strategy: Master Municipal Income Portfolio -- National Series 29, Closed-End Strategy: Value Equity and Income Portfolio 2012-4 and Closed-End Strategy: Covered Call Income Portfolio 2012-4 (included in Van Kampen Unit Trusts, Series 1263) as of October 2, 2012, in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ GRANT THORNTON LLP

New York, New York
October 2, 2012

                                                STATEMENTS OF CONDITION
                                                 As of October 2, 2012

                                                                             Closed-End     Closed-End     Closed-End
                                                              Closed-End      Strategy:      Strategy:      Strategy:
                                                               Strategy:       Master         Value          Covered
                                                                Master        Municipal     Equity and        Call
                                                                Income         Income         Income         Income
INVESTMENT IN SECURITIES                                       Portfolio      Portfolio      Portfolio      Portfolio
                                                             -------------  -------------  -------------  -------------
Contracts to purchase Securities (1)                         $     148,539  $     148,855  $     148,182  $     148,133
                                                             -------------  -------------  -------------  -------------
     Total                                                   $     148,539  $     148,855  $     148,182  $     148,133
                                                             =============  =============  =============  =============
LIABILITIES AND INTEREST OF UNITHOLDERS
Liabilities--
     Organization costs (2)                                  $         669  $         451  $         347  $         503
     Deferred sales charge liability (3)                             2,176          2,180          2,170          2,170
     Creation and development fee liability (4)                        750            752            748            748
Interest of Unitholders--
     Cost to investors (5)                                         150,040        150,360        149,680        149,630
     Less: initial sales charge (5)(6)                               1,501          1,505          1,498          1,497
     Less: deferred sales charge, creation and
          development fee and organization
          costs (2)(4)(5)(6)                                         3,595          3,383          3,265          3,421
                                                             -------------  -------------  -------------  -------------
          Net interest to Unitholders (5)                          144,944        145,472        144,917        144,712
                                                             -------------  -------------  -------------  -------------
     Total                                                   $     148,539  $     148,855  $     148,182  $     148,133
                                                             =============  =============  =============  =============
Units outstanding                                                   15,004         15,036         14,968         14,963
                                                             =============  =============  =============  =============
Net asset value per Unit                                     $       9.660  $       9.675  $       9.682  $       9.671
                                                             =============  =============  =============  =============

---------------------
(1) The value of the Securities is determined by the Trustee on the bases set forth under "Public Offering--Unit Price". The contracts to purchase Securities are collateralized by separate irrevocable letters of credit which have been deposited with the Trustee.

(2) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing a Portfolio. The amount of these costs are set forth in the "Fee Table". A distribution will be made as of the earlier of the close of the initial offering period (approximately three months) or six months following the Initial Date of Deposit to an account maintained by the Trustee from which the organization expense obligation of the investors will be satisfied. To the extent that actual organization costs of a Portfolio are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Portfolio.

(3) Represents the amount of mandatory distributions from a Portfolio on the bases set forth under "Public Offering".

(4) The creation and development fee is payable by a Portfolio on behalf of Unitholders out of the assets of the Portfolio as of the close of the initial offering period. If Units are redeemed prior to the close of the initial public offering period, the fee will not be deducted from the proceeds.

(5) The aggregate public offering price and the aggregate sales charge are computed on the bases set forth under "Public Offering".

(6)  Assumes the maximum sales charge.



THE PORTFOLIOS
--------------------------------------------------------------------------------

   The Portfolios were created under the laws of the State of New York pursuant to a Trust Indenture and Trust Agreement (the "Trust Agreement"), dated the date of this prospectus (the "Initial Date of Deposit"), among Van Kampen Funds Inc., as Sponsor, Cohen & Steers Capital Management, Inc., as Supervisor and The Bank of New York Mellon, as Trustee.

   Each Portfolio offers investors the opportunity to purchase Units representing proportionate interests in a portfolio of shares of closed-end funds. A Portfolio may be an appropriate medium for investors who desire to participate in a portfolio of securities with greater diversification than they might be able to acquire individually.

   On the Initial Date of Deposit, the Sponsor deposited delivery statements relating to contracts for the purchase of the Securities and an irrevocable letter of credit in the amount required for these purchases with the Trustee. In exchange for these contracts the Trustee delivered to the Sponsor documentation evidencing the ownership of Units of the Portfolios. Unless otherwise terminated as provided in the Trust Agreement, a Portfolio will terminate on the Mandatory Termination Date and any remaining Securities will be liquidated or distributed by the Trustee within a reasonable time. As used in this prospectus the term "Securities" means the securities (including contracts to purchase these securities) listed in each "Portfolio" and any additional securities deposited into a Portfolio.

   Additional Units of a Portfolio may be issued at any time by depositing in the Portfolio (i) additional Securities, (ii) contracts to purchase Securities together with cash or irrevocable letters of credit or (iii) cash (or a letter of credit or the equivalent) with instructions to purchase additional Securities. As additional Units are issued by a Portfolio, the aggregate value of the Securities will be increased and the fractional undivided interest represented by each Unit may be decreased. The Sponsor may continue to make additional deposits into a Portfolio following the Initial Date of Deposit provided that the additional deposits will be in amounts which will maintain, as nearly as practicable, the same percentage relationship among the number of shares of each Security in the Portfolio that existed immediately prior to the subsequent deposit. Investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the deposit and the purchase of the Securities and because a Portfolio will pay the associated brokerage or acquisition fees. In addition, during the initial offering of Units it may not be possible to buy a particular Security due to regulatory or trading restrictions, or corporate actions. While such limitations are in effect, additional Units would be created by purchasing each of the Securities in your Portfolio that are not subject to those limitations. This would also result in the dilution of the investment in any such Security not purchased and potential variances in anticipated income. Purchases and sales of Securities by your Portfolio may impact the value of the Securities. This may especially be the case during the initial offering of Units, upon Portfolio termination and in the course of satisfying large Unit redemptions.

   Each Unit of your Portfolio initially offered represents an undivided interest in the Portfolio. At the close of the New York Stock Exchange on the Initial Date of Deposit, the number of Units may be adjusted so that the Public Offering Price per Unit equals $10. The number of Units, fractional interest of each Unit in your Portfolio and the estimated distributions per Unit will increase or decrease to the extent of any adjustment. To the extent that any Units are redeemed by the Trustee or additional Units are issued as a result of additional Securities being deposited by the Sponsor, the fractional undivided interest in your Portfolio represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in your Portfolio will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

   Each Portfolio consists of (a) the Securities (including contracts for the purchase thereof) listed under the applicable "Portfolio" as may continue to be held from time to time in the Portfolio, (b) any additional Securities acquired and held by the Portfolio pursuant to the provisions of the Trust Agreement and
(c) any cash held in the related Income and Capital Accounts. Neither the Sponsor nor the Trustee shall be liable in any way for any contract failure in any of the Securities.

OBJECTIVES AND SECURITIES SELECTION
--------------------------------------------------------------------------------

   The objective of each Portfolio is described in the individual Portfolio sections. There is no assurance that a Portfolio will achieve its objective.

   The Portfolio Consultant is not an affiliate of the Sponsor. The Sponsor did not select the Securities for the Portfolios. The Portfolio Consultant may use the list of Securities in its independent capacity as an investment adviser and distributes this information to various individuals and entities. The Portfolio Consultant may recommend or effect transactions in the Securities. This may have an adverse effect on the prices of the Securities. This also may have an impact on the price a Portfolio pays for the Securities and the price received upon Unit redemptions or Portfolio termination. The Portfolio Consultant may act as agent or principal in connection with the purchase and sale of securities, including the Securities. The Portfolio Consultant also issues reports and makes recommendations on the Securities. The Portfolio Consultant's research department may receive compensation based on commissions generated by research and/or sales of Units.

   Neither the Portfolio Consultant nor the Sponsor manage the Portfolios. You should note that the Portfolio Consultant applied the selection criteria to the Securities for inclusion in the Portfolios prior to the Initial Date of Deposit. After the initial selection, the Securities may no longer meet the selection criteria. Should a Security no longer meet the selection criteria, we will generally not remove the Security from a Portfolio. In offering the Units to the public, neither the Sponsor nor any broker-dealers are recommending any of the individual Securities but rather the entire pool of Securities in a Portfolio, taken as a whole, which are represented by the Units.

RISK FACTORS
--------------------------------------------------------------------------------

   All investments involve risk. This section describes the main risks that can impact the value of the securities in your Portfolio or in the underlying funds. You should understand these risks before you invest. If the value of the securities falls, the value of your Units will also fall. We cannot guarantee that your Portfolio will achieve its objective or that your investment return will be positive over any period.

   Market Risk. Market risk is the risk that the value of the securities in your Portfolio or in the underlying funds will fluctuate. This could cause the value of your Units to fall below your original purchase price. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security. Even though your Portfolio is supervised, you should remember that we do not manage your Portfolio. Your Portfolio will not sell a security solely because the market value falls as is possible in a managed fund.

   Dividend Payment Risk. Dividend payment risk is the risk that an issuer of a security, a fund or an underlying security in a fund is unwilling or unable to pay dividends on a security. Stocks represent ownership interests in the issuers and are not obligations of the issuers. Common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer's board of directors and the amount of any dividend may vary over time. If dividends received by a Portfolio are insufficient to cover expenses, redemptions or other Portfolio costs, it may be necessary for the Portfolio to sell Securities to cover such expenses, redemptions or other costs. Any such sales may result in capital gains or losses to you. See "Taxation".

   Interest Rate Risk. Interest rate risk is the risk that the value of securities held by a closed-end fund will fall if interest rates increase. The securities held by certain closed-end funds typically fall in value when interest rates rise and rise in value when interest rates fall. The securities held by the closed-end funds with longer periods before maturity are often more sensitive to interest rate changes.

   Credit Risk. Credit risk is the risk that a borrower is unable to meet its obligation to pay principal or interest on a security held by a closed-end fund. This may reduce the level of dividends a closed-end fund pays which would reduce your income and could cause the value of your Units to fall.

   Closed-End Funds. Each Portfolio invests in shares of closed-end funds. You should understand the section titled "Closed-End Funds" before you invest. Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Closed-end funds are subject to various risks, including management's ability to meet the fund's investment objective, and to manage the fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change. The Portfolios and the underlying funds have operating expenses. You will bear not only your share of your Portfolio's expenses, but also the expenses of the underlying funds. By investing in other funds, your Portfolio incurs greater expenses than you would incur if you invested directly in the funds.

   Municipal Bond Risks. Each of the closed-end funds held by the Master Municipal Income Portfolio -- National Series invests in tax-exempt municipal bonds. Municipal bonds are debt obligations issued by states or by political sub-divisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, a closed-end fund may not be able to reinvest the money it receives in other bonds that have as high a yield or as long a maturity.

   Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by a closed-end fund and would therefore impact the price of both the fund shares and the Units.

   The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal income tax and, for state-specific funds, from regular income tax of the applicable state. Notwithstanding the foregoing, certain income from a fund may not qualify as tax-exempt income and could be subject to federal, state or local tax. In addition, income from the funds may be subject to the alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of social security benefits that are taxed). Capital gains and capital gain dividends, if any, will be subject to tax.

   High-Yield Securities Risk. Certain of the closed-end funds held by the Portfolios may invest in high-yield securities or unrated securities. High-yield, high risk securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. The value of these securities will decline significantly with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. An economic slowdown, or a reduction in an issuer's creditworthiness, may result in the issuer being unable to maintain earnings at a level sufficient to maintain interest and principal payments.

   High-yield or "junk" securities, the generic names for securities rated below "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), are frequently issued by corporations in the growth stage of their development or by established companies who are highly leveraged or whose operations or industries are depressed. Securities rated below BBB or Baa are considered speculative as these ratings indicate a quality of less than investment grade. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree.

   The market for high-yield securities is smaller and less liquid than that for investment grade securities. High-yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

   Convertible Securities Risk. Certain closed-end funds held by the Portfolios may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities (as discussed below) generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

   Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon conversion. Because the market price of a mandatory convertible security increasingly corresponds to the market price of its underlying common stock as the convertible security approaches its conversion date, there can be no assurance that the higher coupon will compensate for the potential loss.

   Option Risk. The closed-end funds held by the Covered Call Income Portfolio and certain closed-end funds held in the Master Income Portfolio and the Value Equity and Income Portfolio may invest using a covered call option strategy or similar income-oriented investment strategies. You should understand the risks of these strategies before you invest. In employing a covered call strategy, a closed-end fund will generally write (sell) call options on a significant portion of the fund's managed assets. These call options will give the option holder the right, but not the obligation, to purchase a security from the fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the fund's investment strategy depends on the fund adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require a fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the fund can realize on an investment, or may cause the fund to hold a security that it might otherwise sell. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As the writer (seller) of a covered call option, a fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but has retained the risk of loss should the price of the underlying security decline. The value of the options written (sold) by a fund, which will be marked-to-market on a daily basis, will be affected by changes in the value and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of securities markets and the underlying securities and the remaining time to the options' expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller. An option is generally considered "covered" if a closed-end fund owns the security underlying the call option or has an absolute and immediate right to acquire that security without additional cash consideration (or, if required, liquid cash or other assets are segregated by the fund) upon conversion or exchange of other securities held by the fund. In certain cases, a call option may also be considered covered if a fund holds a call option on the same security as the call option written (sold) provided that certain conditions are met. By writing (selling) covered call options, a fund generally seeks to generate income, in the form of the premiums received for writing (selling) the call options. Investment income paid by a fund to its shareholders (such as the Portfolio) may be derived primarily from the premiums it receives from writing (selling) call options and, to a lesser extent, from the dividends and interest it receives from the equity securities or other investments held in the fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in a fund's portfolio can vary widely over time.

   To the extent that a fund purchases options pursuant to a hedging strategy, the fund will be subject to the following additional risks. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater that the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the fund might be unable to exercise an option it had purchased. If the fund were unable to close out and option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

   Preferred Securities Risk. Certain closed-end funds held by the Master Income Portfolio and the Value Equity and Income Portfolio may invest in preferred securities including preferred stocks, trust preferred securities or other similar securities.

   Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

   Trust preferred securities are securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Distribution payments of the Portfolio preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, in some cases distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. Trust preferred securities prices fluctuate for several reasons including changes in investors' perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and the risk that a trust preferred security may be called for redemption in a falling interest rate environment. Certain trust preferred securities are also subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the issuer and may be deferred for up to 20 consecutive quarters. During any deferral period, investors are generally taxed as if they had received current income. In such a case, an investor may have income taxes due prior to receiving cash distributions to pay such taxes. In addition, the underlying obligations, and thus the trust preferred securities, may be pre-paid after a stated call date or as a result of certain tax or regulatory events. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

   Master Limited Partnership Risk. Certain of the closed-end funds in the Value Equity and Income Portfolio and the Master Income Portfolio invest in master limited partnerships ("MLPs"). MLPs are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of common stock. A MLP generally consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and may be eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Your Portfolio's investment in funds that hold securities of MLPs, which generally distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Investments in MLP interests are subject to the risks generally applicable to companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk, depletion risk and exploration risk. There are certain tax risks associated with MLPs in which your Portfolio may be exposed, including the risk that U.S. taxing authorities could challenge your Portfolio's treatment for federal income tax purposes of the MLPs in which your Portfolio may be exposed. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and/or the value of your Portfolio's investments.

   Commodity Risk. Certain closed-end funds held by the Master Income Portfolio and the Value Equity and Income Portfolio are exposed to commodities through investment in the underlying funds. A commodity is a basic good used in commerce that is interchangeable with other commodities of the same type and which is supplied without qualitative differentiation across a given market. Commodities are most often used as inputs in the production of other goods or services. The quality of a given commodity may differ slightly, but it is essentially uniform across producers. Well-established physical commodities have actively traded spot and derivative markets. Generally, these are basic resources and agricultural products such as iron ore, crude oil, coal, ethanol, sugar, soybeans, aluminum, rice, wheat, gold and silver. Commodities prices are highly volatile and are affected by numerous factors in addition to economic activity. These include political events, weather, labor activity, direct government intervention, such as embargoes, and supply disruptions in major producing or consuming regions. Those events tend to affect prices worldwide, regardless of the location of the event. Market expectations about these events and speculative activity also cause prices to fluctuate. These factors may adversely affect the performance of the reference assets or their components and, as a result, the market value of the funds in your Portfolio and the amount the underlying securities in your Portfolio will receive at maturity. Certain commodity exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits", and the maximum or minimum price of a futures contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular futures contract, no trades may be made at a different price. Limit prices may have the effect of precluding trading in a particular contract or forcing the liquidation of futures contracts at disadvantageous times or prices. These circumstances could adversely affect the prices of the commodities comprising the reference asset and, therefore, could adversely affect the value of the underlying securities in your Portfolio. Suspensions or disruptions of market trading in the commodity markets and related futures markets may adversely affect the amount of principal, interest or any other amounts payable on the underlying securities and/or the market value of the underlying securities. The commodity markets are subject to temporary distortions or other disruptions due to various factors, including a lack of liquidity in the markets, the participation of speculators and potential government regulation and intervention. In addition, some futures exchanges have regulations that limit the amount of fluctuation in futures contract prices that may occur during a single business day. These factors may adversely affect the performance of the reference assets or their components and, as a result, the market value of the underlying securities and the principal, interest and other amounts payable on the underlying securities.

   Real Estate Companies. The Value Equity and Income Portfolio and the Master Income Portfolio are exposed to real estate investment trusts ("REITs") and other real estate companies (collectively "real estate companies") through investment in the underlying securities in the closed-end funds. You should understand the risks of real estate companies before you invest. Many factors can have an adverse impact on the performance of a particular real estate company, including its cash available for distribution, the credit quality of a particular company or the real estate industry generally. The success of real estate companies depends on various factors, including the occupancy and rent levels, appreciation of the underlying property and the ability to raise rents on those properties. Economic recession, over-building, tax law changes, higher interest rates or excessive speculation can all negatively impact these companies, their future earnings and share prices.

   Risks associated with the direct ownership of real estate include, among other factors,

     o    general U.S. and global as well as local economic conditions,

     o    decline in real estate values,

     o    the financial health of tenants,

     o    over-building and increased competition for tenants,

     o    over-supply of properties for sale,

     o    changing demographics,

     o    changes in interest rates, tax rates and other operating expenses,

     o    changes in government regulations,

     o    faulty construction and the ongoing need for capital improvements,

     o regulatory and judicial requirements, including relating to liability for environmental hazards,

     o    changes in neighborhood values and buyer demand, and

     o the unavailability of construction financing or mortgage loans at rates acceptable to developers.

   Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and real estate companies in particular. Properties owned by a company may not be adequately insured against certain losses and may be subject to significant environmental liabilities, including remediation costs.

   You should also be aware that real estate companies may not be diversified and are subject to the risks of financing projects. The real estate industry may be cyclical, and, if your Portfolio acquires securities at or near the top of the cycle, there is increased risk of a decline in value of the securities during the life of your Portfolio. Real estate companies are also subject to defaults by borrowers and the market's perception of the real estate industry generally.

   Because of the structure of certain real estate companies, and legal requirements in many countries that these companies distribute a certain minimum amount of their taxable income to shareholders annually, real estate companies often require frequent amounts of new funding, through both borrowing money and issuing stock. Thus, many real estate companies historically have frequently issued substantial amounts of new equity shares (or equivalents) to purchase or build new properties. This may have adversely affected security market prices. Both existing and new share issuances may have an adverse effect on these prices in the future, especially when companies continue to issue stock when real estate prices are relatively high and stock prices are relatively low.

   Foreign Issuer Risk. Some of the funds in your portfolio, or the underlying securities held by certain of the closed-end funds in your Portfolio, may be issued by foreign issuers. This subjects your Portfolio to more risks than if it only invested in closed-end funds which invest solely in securities of domestic issuers. Risks of foreign issuers include restrictions on foreign investments and exchange of securities and inadequate financial information. Foreign securities may also be affected by market and political factors specific to the issuer's country as well as fluctuations in foreign currency exchange rates. Risks associated with investing in foreign securities may be more pronounced in emerging markets where the securities markets are substantially smaller, less developed, less liquid, less regulated, and more volatile than the securities markets of the U.S. and developed foreign markets. Investments in debt securities of foreign governments present special risks, including the fact that issuers may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, or may be unable to make such repayments when due in the currency required under the terms of the debt. Political, economic and social events also may have a greater impact on the price of debt securities issued by foreign governments than on the price of U.S. securities. In addition, brokerage and other transaction costs on foreign securities exchanges are often higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries.

   A Portfolio may be subject to negative federal income tax consequences if it invests in stock of a "passive foreign investment company" ("PFIC") which it is not able to dispose of, or in non-PFIC stock which later becomes PFIC stock due to a change in the percentage of the issuer's passive-type income or assets. As a result of holding PFIC stock, a Portfolio could be subject to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to such Portfolio to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Holding PFIC stock could cause a Portfolio to currently recognize income it has not yet received, which could impact the distribution requirements applicable to any Portfolio which is a regulated investment company for tax purposes.

   Emerging Market Risk. Certain closed-end funds held by the Master Income Portfolio and the Value Equity and Income Portfolio invest in securities issued by entities located in emerging markets. Emerging markets are generally defined as countries in the initial states of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries. Risks of investing in developing or emerging countries are even greater than the risks associated with foreign investments in general. These increased risks include, among other risks, the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to over-burdened infrastructures, obsolete financial systems and environmental problems. For these reasons, investments in emerging markets are often considered speculative.

   Senior Loans. Certain of the closed-end funds held by the Master Income Portfolio and the Value Equity and Income Portfolio may invest in senior loans. Senior loans are issued by banks, other financial institutions and other issuers to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

   An investment by the funds in senior loans involves risk that the borrowers under senior loans may default on their obligations to pay principal or interest when due. Although senior loans may be secured by specific collateral, there can be no assurance that liquidation of collateral would satisfy the borrower's obligation in the event of non-payment or that such collateral could be readily liquidated. Senior loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on funds investing in senior loans will generally decline in a falling interest rate environment and increase in a rising interest rate environment. Senior loans are generally below investment grade quality and may be unrated at the time of investment; are generally not registered with the Securities and Exchange Commission ("SEC") or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on senior loans is generally less extensive than that available for other types of securities.

   Liquidity Risk. Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security.

   Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in your Portfolio or on the tax treatment of your Portfolio or of your investment in the Portfolio. In addition, litigation regarding any of the issuers of the Securities or of the industries represented by these issuers may negatively impact the share prices of these Securities. No one can predict what impact any pending or threatened litigation will have on the share prices of the Securities.

   No FDIC Guarantee. An investment in your Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CLOSED-END FUNDS
--------------------------------------------------------------------------------

   Closed-end funds are a type of investment company that hold an actively managed portfolio of securities. Closed-end funds issue shares in "closed-end" offerings which generally trade on a stock exchange (although some closed-end fund shares are not listed on a securities exchange). The funds in the Portfolios all are currently listed on a securities exchange. Since closed-end funds maintain a relatively fixed pool of investment capital, portfolio managers may be better able to adhere to their investment philosophies through greater flexibility and control. In addition, closed-end funds don't have to manage fund liquidity to meet potentially large redemptions.

   Closed-end funds are subject to various risks, including management's ability to meet the closed-end fund's investment objective, and to manage the closed-end fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change.

   Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

   The closed-end funds included in the Portfolios may employ the use of leverage in their portfolios through the issuance of preferred stock or other methods. While leverage often serves to increase the yield of a closed-end fund, this leverage also subjects the closed-end fund to increased risks. These risks may include the likelihood of increased volatility and the possibility that the closed-end fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The potential inability for a closed-end fund to employ the use of leverage effectively, due to disruptions in the market for the various instruments issued by closed-end funds or other factors, may result in an increase in borrowing costs and a decreased yield for a closed-end fund.

   Certain of the funds in the Portfolios may be classified as "non-diversified" under the Investment Company Act of 1940. These funds have the ability to invest a greater portion of their assets in securities of a single issuer which could reduce diversification.

   Only the Trustee may vote the shares of the closed-end funds held in the Portfolios. The Trustee will vote the shares in the same general proportion as shares held by other shareholders of each fund. Your Portfolio is generally required, however, to reject any offer for securities or other property in exchange for portfolio securities as described under "Portfolio Administration--Portfolio Administration."

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price which consists of the net asset value per Unit plus organization costs plus the sales charge. The net asset value per Unit is the value of the securities, cash and other assets in your Portfolio reduced by the liabilities of the Portfolio divided by the total Units outstanding. The maximum sales charge equals 2.95% of the Public Offering Price per Unit (3.04% of the aggregate offering price of the Securities) at the time of purchase.

   You pay the initial sales charge at the time you buy Units. The initial sales charge is the difference between the total sales charge percentage (maximum of 2.95% of the Public Offering Price per Unit) and the sum of the remaining fixed dollar deferred sales charge and the total fixed dollar creation and development fee. The initial sales charge will be approximately 1.00% of the Public Offering Price per Unit depending on the Public Offering Price per Unit. The deferred sales charge is fixed at $0.145 per Unit. Your Portfolio pays the deferred sales charge in installments as described in the "Fee Table." If any deferred sales charge payment date is not a business day, we will charge the payment on the next business day. If you purchase Units after the initial deferred sales charge payment, you will only pay that portion of the payments not yet collected. If you redeem or sell your Units prior to collection of the total deferred sales charge, you will pay any remaining deferred sales charge upon redemption or sale of your Units. The initial and deferred sales charges are referred to as the "transactional sales charge." The transactional sales charge does not include the creation and development fee which compensates the Sponsor for creating and developing your Portfolio and is described under "Expenses." The creation and development fee is fixed at $0.05 per Unit. Your Portfolio pays the creation and development fee as of the close of the initial offering period as described in the "Fee Table." If you redeem or sell your Units prior to collection of the creation and development fee, you will not pay the creation and development fee upon redemption or sale of your Units. Because the deferred sales charge and creation and development fee are fixed dollar amounts per Unit, the actual charges will exceed the percentages shown in the "Fee Table" if the Public Offering Price per Unit falls below $10 and will be less than the percentages shown in the "Fee Table" if the Public Offering Price per Unit exceeds $10. In no event will the maximum total sales charge exceed 2.95% of the Public Offering Price per Unit.

   Since the deferred sales charge and creation and development fee are fixed dollar amounts per Unit, your Portfolio must charge these amounts per Unit regardless of any decrease in net asset value. However, if the Public Offering Price per Unit falls to the extent that the maximum sales charge percentage results in a dollar amount that is less than the combined fixed dollar amounts of the deferred sales charge and creation and development fee, your initial sales charge will be a credit equal to the amount by which these fixed dollar charges exceed your sales charge at the time you buy Units. In such a situation, the value of securities per Unit would exceed the Public Offering Price per Unit by the amount of the initial sales charge credit and the value of those securities will fluctuate, which could result in a benefit or detriment to Unitholders that purchase Units at that price. The initial sales charge credit is paid by the Sponsor and is not paid by the Portfolio. The "Fee Table" shows the sales charge calculation at a $10 Public Offering Price per Unit and the following examples illustrate the sales charge at prices below and above $10. If the Public Offering Price per Unit fell to $6, the maximum sales charge would be $0.1770 (2.95% of the Public Offering Price per Unit), which consists of an initial sales charge of -$0.0180, a deferred sales charge of $0.145 and a creation and development fee of $0.05. If the Public Offering Price per Unit rose to $14, the maximum sales charge would be $0.4130 (2.95% of the Public Offering Price per Unit), consisting of an initial sales charge of $0.2180, a deferred sales charge of $0.145 and the creation and development fee of $0.05.

   The actual sales charge that may be paid by an investor may differ slightly from the sales charges shown herein due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased.

   The minimum purchase is 100 Units (25 Units for retirement accounts) but may vary by selling firm. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   Reducing Your Sales Charge. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your financial professional of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge. You may not combine discounts. Since the deferred sales charge and creation and development fee are fixed dollar amounts per Unit, your Portfolio must charge these amounts per Unit regardless of any discounts. However, if you are eligible to receive a discount such that your total sales charge is less than the fixed dollar amounts of the deferred sales charge and creation and development fee, you will receive a credit equal to the difference between your total sales charge and these fixed dollar charges at the time you buy Units.

   Large Quantity Purchases. You can reduce your sales charge by increasing the size of your investment. If you purchase the amount of Units shown in the table below during the initial offering period, the sales charge will be as follows:


      Transaction
        Amount        Sales Charge
----------------------------------
Less than $50,000          2.95%
$50,000 - $99,999          2.70
$100,000 - $249,999        2.45
$250,000 - $499,999        2.10
$500,000 - $999,999        1.85
$1,000,000 or more         1.20


   Except as described below, these quantity discount levels apply only to purchases of a single Portfolio made by the same person on a single day from a single broker-dealer. We apply these sales charges as a percent of the Public Offering Price per Unit at the time of purchase. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units will be issued.

   For purposes of achieving these levels you may combine purchases of Units of a Portfolio offered in this prospectus with purchases of units of any other Van Kampen-sponsored unit investment trust in the initial offering period which are not already subject to a reduced sales charge (including other Portfolios offered in this prospectus). In addition, Units purchased in the name of your spouse or children under 21 living in the same household as you will be deemed to be additional purchases by you for the purposes of calculating the applicable quantity discount level. The reduced sales charge levels will also be applicable to a trustee or other fiduciary purchasing Units for a single trust, estate (including multiple trusts created under a single estate) or fiduciary account. To be eligible for aggregation as described in this paragraph, all purchases must be made on the same day through a single broker-dealer or selling agent. You must inform your broker-dealer of any combined purchases before your purchase to be eligible for a reduced sales charge.

   Fee Accounts. Investors may purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge ("Wrap Fee") is imposed ("Fee Accounts"). If Units of a Portfolio are purchased for a Fee Account and the Portfolio is subject to a Wrap Fee (i.e., the Portfolio is "Wrap Fee Eligible"), then the purchase will not be subject to the transactional sales charge but will be subject to the creation and development fee that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Portfolio.

   Rollovers and Exchanges. During the initial offering period of a Portfolio offered in this prospectus, unitholders of any Van Kampen-sponsored unit investment trusts and unitholders of unaffiliated unit investment trusts may utilize their redemption or termination proceeds from such a trust to purchase Units of a Portfolio at the Public Offering Price per Unit less 1.00%. In order to be eligible for the sales charge discounts applicable to Unit purchases made with redemption or termination proceeds from other unit investment trusts, the termination or redemption proceeds used to purchase Units of a Portfolio must be derived from a transaction that occurred within 30 days of your Unit purchase. In addition, the discounts will only be available for investors that utilize the same broker-dealer (or a different broker-dealer with appropriate notification) for both the Unit purchase and the transaction resulting in the receipt of the termination or redemption proceeds used for the Unit purchase. You may be required to provide appropriate documentation or other information to your broker-dealer to evidence your eligibility for these reduced sales charge discounts. An exchange does not avoid a taxable event on the redemption or termination of an interest in a trust.

   Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates, and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

   Distribution Reinvestments. We do not charge any sales charge when you reinvest distributions from your Portfolio into additional Units of your Portfolio. Since the deferred sales charge and creation and development fee are fixed dollar amounts per Unit, your Portfolio must charge these amounts per Unit regardless of this discount. If you elect to reinvest distributions, the Sponsor will credit you with additional Units with a dollar value sufficient to cover the amount of any remaining deferred sales charge and creation and development fee that will be collected on such Units at the time of reinvestment. The dollar value of these Units will fluctuate over time.

   Unit Price. The Public Offering Price of Units will vary from the amounts stated under "Essential Information" in accordance with fluctuations in the prices of the underlying Securities in your Portfolio. The initial price of the Securities upon deposit by the Sponsor was determined by the Trustee. The Trustee will generally determine the value of the Securities as of the Evaluation Time on each business day and will adjust the Public Offering Price of Units accordingly. The Evaluation Time is the close of the New York Stock Exchange on each business day. The term "business day", as used herein and under "Rights of Unitholders--Redemption of Units", means any day on which the New York Stock Exchange is open for regular trading. The Public Offering Price per Unit will be effective for all orders received prior to the Evaluation Time on each business day. Orders received by the Sponsor prior to the Evaluation Time and orders received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Sponsor by the time designated by the Sponsor, are priced based on the date of receipt. Orders received by the Sponsor after the Evaluation Time, and orders received by authorized financial professionals after the Evaluation Time or orders received by such persons that are not transmitted to the Sponsor until after the time designated by the Sponsor, are priced based on the date of the next determined Public Offering Price per Unit provided they are received timely by the Sponsor on such date. It is the responsibility of authorized financial professionals to transmit orders received by them to the Sponsor so they will be received in a timely manner.

   The value of portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Trustee determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trustee or an independent pricing service used by the Trustee. In these cases, a Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the portfolio securities may change on days when you will not be able to purchase or sell Units. The value of any foreign securities is based on the applicable currency exchange rate as of the Evaluation Time. The Sponsor will provide price dissemination and oversight services to your Portfolio.

   During the initial offering period, part of the Public Offering Price represents an amount that will pay the costs incurred in establishing your Portfolio. These costs include the costs of preparing documents relating to the Portfolio (such as the registration statement, prospectus, trust agreement and legal documents), fees paid to the Portfolio Consultant for assisting the Sponsor in the selection of securities, federal and state registration fees, the initial fees and expenses of the Trustee and the initial audit. Your Portfolio will sell securities to reimburse us for these costs at the end of the initial offering period or after six months, if earlier. The value of your Units will decline when your Portfolio pays these costs.

   Unit Distribution. Units will be distributed to the public by the Sponsor, broker-dealers and others at the Public Offering Price. Units repurchased in the secondary market, if any, may be offered by this prospectus at the secondary market Public Offering Price in the manner described above.

   The Sponsor intends to qualify Units for sale in a number of states. Brokers, dealers and others will be allowed a regular concession or agency commission in connection with the distribution of Units during the initial offering period as described in the following table:

                      Concession
      Transaction      or Agency
        Amount*       Commission
--------------------------------
Less than $50,000          2.25%
$50,000 - $99,999          2.00
$100,000 - $249,999        1.75
$250,000 - $499,999        1.45
$500,000 - $999,999        1.20
$1,000,000 or more         0.65

-----------
* The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units will be issued.

   For transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase Units of the Portfolios, the regular concession or agency commission will amount to 1.20% per Unit.

   In addition to the regular concession or agency commission set forth above, all broker-dealers and other selling firms will be eligible to receive additional compensation based on total initial offering period sales of all eligible Van Kampen unit investment trusts during a Quarterly Period as set forth in the following table:


Initial Offering Period                   Volume
Sales During Quarterly Period           Concession
--------------------------------------------------
$2 million but less than $5 million        0.025%
$5 million but less than $10 million       0.050
$10 million but less than $50 million      0.075
$50 million or more                        0.100


   "Quarterly Period" means the following periods: January -- March; April -- June; July -- September; and October -- December. Broker-dealers and other selling firms will not receive these additional volume concessions on the sale of units which are not subject to the transactional sales charge, however, such sales will be included in determining whether a firm has met the sales level breakpoints set forth in the table above. Secondary market sales of all unit investment trusts are excluded for purposes of these volume concessions. Notwithstanding the foregoing, Wells Fargo Advisors will receive the maximum volume concession set forth in the table above for all eligible unit sales. The Sponsor will pay these amounts out of the transactional sales charge received on units within a reasonable time following each Quarterly Period. For a trust to be eligible for this additional compensation for Quarterly Period sales, the trust's prospectus must include disclosure related to this additional compensation; a trust is not eligible for this additional compensation if the prospectus for such trust does not include disclosure related to this additional compensation.

   In addition to the regular concession and additional volume concessions set forth in the tables above, Preferred Distributors will receive a reallowance of 0.10% of the Public Offering Price per Unit of all Units of a Portfolio sold during a Quarterly Period. This additional compensation will be paid to Preferred Distributors as an additional broker-dealer concession at the time Units are purchased unless the Preferred Distributor notifies the Sponsor that it elects to receive a separate payment following each applicable Quarterly Period. The "Preferred Distributors" include (1) the following firms and their affiliates: Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, UBS Financial Services Inc. and Wells Fargo Advisors and (2) any selling firm that has achieved aggregate sales of Van Kampen unit investment trusts of either $30 million in the three-month period preceding the related Quarterly Period or $100 million in the twelve-month period preceding the related Quarterly Period. Preferred Distributors will not receive this additional compensation on the sale of Units which are not subject to the transactional sales charge, however, such sales will be included in determining whether a firm has met the sales levels described in the preceding sentence for purposes of qualifying as a Preferred Distributor. Secondary market sales of Units are excluded for purposes of this Preferred Distributor compensation.

   Except as provided in this section, any sales charge discount provided to investors will be borne by the selling broker-dealer or agent. For all secondary market transactions the total concession or agency commission will amount to 80% of the sales charge. Notwithstanding anything to the contrary herein, in no case shall the total of any concessions, agency commissions and any additional compensation allowed or paid to any broker, dealer or other distributor of Units with respect to any individual transaction exceed the total sales charge applicable to such transaction. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell Units of these Portfolios and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of the Portfolios and our other products. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. These arrangements will not change the price you pay for your Units.

   Sponsor Compensation. The Sponsor will receive the total sales charge applicable to each transaction. Except as provided under "Unit Distribution" above, any sales charge discount provided to investors will be borne by the selling dealer or agent. In addition, the Sponsor will realize a profit or loss as a result of the difference between the price paid for the Securities by the Sponsor and the cost of the Securities to a Portfolio on the Initial Date of Deposit as well as on subsequent deposits. See "Notes to Portfolios". The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates or as an agent in a private placement for any of the Securities. The Sponsor may realize profit or loss as a result of fluctuations in the market value of Units held by the Sponsor for sale to the public. In maintaining a secondary market, the Sponsor will realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes the applicable sales charge) or from a redemption of repurchased Units at a price above or below the purchase price. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   The Sponsor or an affiliate may have participated in a public offering of one or more of the Securities. The Sponsor, an affiliate or their employees may have a long or short position in these Securities or related securities. An affiliate may act as a specialist or market maker for these Securities. An officer, director or employee of the Sponsor or an affiliate may be an officer or director for issuers of the Securities.

   Market for Units. Although it is not obligated to do so, the Sponsor may maintain a market for Units and to purchase Units at the secondary market repurchase price (which is described under "Right of Unitholders--Redemption of Units"). The Sponsor may discontinue purchases of Units or discontinue purchases at this price at any time. In the event that a secondary market is not maintained, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". Unitholders should contact their broker to determine the best price for Units in the secondary market. Units sold prior to the time the entire deferred sales charge has been collected will be assessed the amount of any remaining deferred sales charge at the time of sale. The Trustee will notify the Sponsor of any Units tendered for redemption. If the Sponsor's bid in the secondary market equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which Units would have been redeemed by the Trustee. The Sponsor may sell repurchased Units at the secondary market Public Offering Price per Unit.

RETIREMENT ACCOUNTS
--------------------------------------------------------------------------------

   Units are available for purchase in connection with certain types of tax-sheltered retirement plans, including Individual Retirement Accounts for individuals, Simplified Employee Pension Plans for employees, qualified plans for self-employed individuals, and qualified corporate pension and profit sharing plans for employees. The minimum purchase for these accounts is reduced to 25 Units but may vary by selling firm. The purchase of Units may be limited by the plans' provisions and does not itself establish such plans.

FEE ACCOUNTS
--------------------------------------------------------------------------------

   As described above, Units may be available for purchase by investors in Fee Accounts where a Portfolio is Wrap Fee Eligible. You should consult your financial professional to determine whether you can benefit from these accounts. This table illustrates the sales charge you will pay if a Portfolio is Wrap Fee Eligible as a percentage of the initial Public Offering Price per Unit on the Initial Date of Deposit (the percentage will vary thereafter).


Initial sales charge               0.00%
Deferred sales charge              0.00
                                   -----
      Transactional sales charge   0.00%
                                   =====
Creation and development fee       0.50%
                                   -----
      Total sales charge           0.50%
                                   =====


   You should consult the "Public Offering--Reducing Your Sales Charge" section for specific information on this and other sales charge discounts. That section governs the calculation of all sales charge discounts. The Sponsor reserves the right to limit or deny purchases of Units in Fee Accounts by investors or selling firms whose frequent trading activity is determined to be detrimental to a Portfolio. To purchase Units in these Fee Accounts, your financial professional must purchase Units designated with one of the Wrap Fee CUSIP numbers set forth under "Essential Information," either Wrap Fee Cash for cash distributions or Wrap Fee Reinvest for the reinvestment of distributions in additional Units, if available. See "Rights of Unitholders--Reinvestment Option."

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

   Distributions. Dividends and interest, net of expenses, and any net proceeds from the sale of Securities received by your Portfolio will generally be distributed to Unitholders on each Distribution Date to Unitholders of record on the preceding Record Date. These dates appear under "Essential Information". In addition, your Portfolio will generally make required distributions at the end of each year in order to satisfy a requirement for qualification as a "regulated investment company" for federal tax purposes. Unitholders will also receive a final distribution of dividends when their Portfolio terminates. A person becomes a Unitholder of record on the date of settlement (generally three business days after Units are ordered). Unitholders may elect to receive distributions in cash or to have distributions reinvested into additional Units. See "Rights of Unitholders--Reinvestment Option".

   Dividends and interest received by a Portfolio are credited to the Income Account of the Portfolio. Other receipts (e.g., capital gains, proceeds from the sale of Securities, etc.) are credited to the Capital Account. Proceeds received on the sale of any Securities, to the extent not used to meet redemptions of Units or pay deferred sales charges, fees or expenses, will be distributed to Unitholders. Proceeds received from the disposition of any Securities after a Record Date and prior to the following Distribution Date will be held in the Capital Account and not distributed until the next Distribution Date. Any distribution to Unitholders consists of each Unitholder's pro rata share of the available cash in the Income and Capital Accounts as of the related Record Date.

   Estimated Distributions. The estimated initial distribution and estimated net annual income per Unit may be shown under "Essential Information." Generally, the estimate of the income a Portfolio may receive is based on the most recent ordinary dividends declared by a closed-end fund. In certain cases, estimated net annual income may also be based upon several recently declared dividends of a closed-end fund. However, the issuers of any securities in the underlying funds in your Portfolio, as well as the issuers of the closed-end funds in your Portfolio, do not assure dividend payments and therefore the amount of future dividend income to your Portfolio is uncertain. The actual net annual distributions may decrease over time because a portion of the Securities included in a Portfolio will be sold to pay for the organization costs, deferred sales charge and creation and development fee. Securities may also be sold to pay regular fees and expenses during a Portfolio's life. The actual net annual income distributions you receive will vary from the estimated amount due to changes in a Portfolio's fees and expenses, in actual income received by a Portfolio, currency fluctuations and with changes in a Portfolio such as the acquisition, call, maturity or sale of Securities. Due to these and various other factors, actual income received by a Portfolio will most likely differ from the most recent dividends or scheduled income payments.

   Reinvestment Option. Unitholders may have distributions automatically reinvested in additional Units without a sales charge (to the extent Units may be lawfully offered for sale in the state in which the Unitholder resides). The CUSIP numbers for either "Cash" distributions or "Reinvest" for the reinvestment of distributions are set forth under "Essential Information". Brokers and dealers can use the Dividend Reinvestment Service through Depository Trust Company ("DTC") or purchase a Reinvest (or Wrap Fee Reinvest in the case of Wrap Fee Eligible Units held in Fee Accounts) CUSIP, if available. To participate in this reinvestment option, a Unitholder must file with the Trustee a written notice of election, together with any other documentation that the Trustee may then require, at least five days prior to the related Record Date. A Unitholder's election will apply to all Units owned by the Unitholder and will remain in effect until changed by the Unitholder. The reinvestment option is not offered during the 30 days prior to termination. If Units are unavailable for reinvestment or this reinvestment option is no longer available, distributions will be paid in cash. Distributions will be taxable to Unitholders if paid in cash or automatically reinvested in additional Units. See "Taxation".

   A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing no later than five days before a Distribution Date. The Sponsor shall have the right to suspend or terminate the reinvestment plan at any time. The reinvestment plan is subject to availability or limitation by each broker-dealer or selling firm. Broker-dealers may suspend or terminate the offering of a reinvestment plan at any time. Please contact your financial professional for additional information.

   Redemption of Units. All or a portion of your Units may be tendered to The Bank of New York Mellon, the Trustee, for redemption at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, on any day the New York Stock Exchange is open. No redemption fee will be charged by the Sponsor or the Trustee, but you are responsible for applicable governmental charges, if any. Units redeemed by the Trustee will be canceled. You may redeem all or a portion of your Units by sending a request for redemption to your bank or broker-dealer through which you hold your Units. No later than three business days following satisfactory tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received by the Trustee after the Evaluation Time or on a day which is not a Portfolio business day, the date of tender is deemed to be the next business day. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Unitholders tendering 1,000 or more Units (or such higher amount as may be required by your broker-dealer or selling agent) for redemption may request an in kind distribution of Securities equal to the Redemption Price per Unit on the date of tender. Unitholders may not request an in kind distribution during the initial offering period or within thirty days of a Portfolio's termination. The Portfolios generally will not offer in kind distributions of portfolio securities that are held in foreign markets. An in kind distribution will be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's broker-dealer at DTC. Amounts representing fractional shares will be distributed in cash. The Trustee may adjust the number of shares of any Security included in a Unitholder's in kind distribution to facilitate the distribution of whole shares. The in kind distribution option may be modified or discontinued at any time without notice. Notwithstanding the foregoing, if the Unitholder requesting an in kind distribution is the Sponsor or an affiliated person of the Portfolio, the Trustee may make an in kind distribution to such Unitholder provided that no one with a pecuniary incentive to influence the in kind distribution may influence selection of the distributed securities, the distribution must consist of a pro rata distribution of all portfolio securities (with limited exceptions) and the in kind distribution may not favor such affiliated person to the detriment of any other Unitholder.

   The Trustee may sell Securities to satisfy Unit redemptions. To the extent that Securities are redeemed in kind or sold, the size of a Portfolio will be, and the diversity of the Portfolio may be, reduced. Sales may be required at a time when Securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Securities at the time of redemption. Special federal income tax consequences will result if a Unitholder requests an in kind distribution. See "Taxation".

   The Redemption Price per Unit and the secondary market repurchase price per Unit are equal to the pro rata share of each Unit in your Portfolio determined on the basis of (i) the cash on hand in the Portfolio, (ii) the value of the Securities in the Portfolio and (iii) dividends or other income distributions receivable on the Securities in the Portfolio trading ex-dividend as of the date of computation, less (a) amounts representing taxes or other governmental charges payable out of the Portfolio, (b) the accrued expenses of the Portfolio (including costs associated with liquidating securities after the end of the initial offering period) and (c) any unpaid deferred sales charge payments. During the initial offering period, the redemption price and the secondary market repurchase price will not be reduced by estimated organization costs or the creation and development fee. For these purposes, the Trustee will determine the value of the Securities as described under "Public Offering--Unit Price."

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or any period during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for other periods as the SEC may permit.

   Exchange Option. When you redeem Units of your Portfolio or when your Portfolio terminates, you may be able to exchange your Units for units of other Van Kampen unit trusts at a reduced sales charge. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. An exchange is a taxable event to you. We may discontinue this option at any time.

   Rollover. We may offer a subsequent series of each Portfolio for a Rollover when the Portfolios terminate.

   On the Mandatory Termination Date you will have the option to (1) participate in a Rollover and have your Units reinvested into a subsequent trust series or (2) receive a cash distribution.

   If you elect to participate in a cash Rollover, your Units will be redeemed on the Mandatory Termination Date. As the redemption proceeds become available, the proceeds (including dividends) will be invested in a new trust series at the public offering price for the new trust. The Trustee will attempt to sell Securities to satisfy the redemption as quickly as practicable on the Mandatory Termination Date. We do not anticipate that the sale period will be longer than one day, however, certain factors could affect the ability to sell the Securities and could impact the length of the sale period. The liquidity of any Security depends on the daily trading volume of the Security and the amount available for redemption and reinvestment on any day.

   We may make subsequent trust series available for sale at various times during the year. Of course, we cannot guarantee that a subsequent trust or sufficient units will be available or that any subsequent trusts will offer the same investment strategies or objectives as the current Portfolios. We cannot guarantee that a Rollover will avoid any negative market price consequences resulting from trading large volumes of securities. Market price trends may make it advantageous to sell or buy securities more quickly or more slowly than permitted by the Portfolio procedures. We may, in our sole discretion, modify a Rollover or stop creating units of a trust at any time regardless of whether all proceeds of Unitholders have been reinvested in a Rollover. If we decide not to offer a subsequent series, Unitholders will be notified prior to the Mandatory Termination Date. Cash which has not been reinvested in a Rollover will be distributed to Unitholders shortly after the Mandatory Termination Date. Rollover participants may receive taxable dividends or realize taxable capital gains which are reinvested in connection with a Rollover but may not be entitled to a deduction for capital losses due to the "wash sale" tax rules. Due to the reinvestment in a subsequent trust, no cash will be distributed to pay any taxes. See "Taxation".

   Units. Ownership of Units is evidenced in book-entry form only and will not be evidenced by certificates. Units purchased or held through your bank or broker-dealer will be recorded in book-entry form and credited to the account of your bank or broker-dealer at DTC. Units are transferable by contacting your bank or broker-dealer through which you hold your Units. Transfer, and the requirements therefore, will be governed by the applicable procedures of DTC and your agreement with the DTC participant in whose name your Units are registered on the transfer records of DTC.

   Reports Provided. Unitholders will receive a statement of dividends and other amounts received by a Portfolio for each distribution. Within a reasonable time after the end of each year, each person who was a Unitholder during that year will receive a statement describing dividends and capital received, actual Portfolio distributions, Portfolio expenses, a list of the Securities and other Portfolio information. Unitholders may obtain evaluations of the Securities upon request to the Trustee. If you have questions regarding your account or your Portfolio, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

PORTFOLIO ADMINISTRATION
--------------------------------------------------------------------------------

   Portfolio Administration. Your Portfolio is not a managed fund and, except as provided in the Trust Agreement, Securities generally will not be sold or replaced. The Sponsor may, however, direct that Securities be sold in certain limited circumstances to protect a Portfolio based on advice from the Supervisor. These situations may include events such as the issuer having defaulted on payment of any of its outstanding obligations or the price of a Security has declined to such an extent or other credit factors exist so that in the opinion of the Supervisor retention of the Security would be detrimental to a Portfolio. If a public tender offer has been made for a Security or a merger or acquisition has been announced affecting a Security, the Trustee may either sell the Security or accept an offer if the Supervisor determines that the sale or exchange is in the best interest of Unitholders. The Trustee will distribute any cash proceeds to Unitholders. In addition, the Trustee may sell Securities to redeem Units or pay Portfolio expenses or deferred sales charges. If securities or property are acquired by a Portfolio, the Sponsor may direct the Trustee to sell the securities or property and distribute the proceeds to Unitholders or to accept the securities or property for deposit in the Portfolio. Should any contract for the purchase of any of the Securities fail, the Sponsor will (unless substantially all of the moneys held in a Portfolio to cover the purchase are reinvested in substitute Securities in accordance with the Trust Agreement) refund the cash and sales charge attributable to the failed contract to all Unitholders on or before the next Distribution Date.

   The Sponsor may direct the reinvestment of proceeds of the sale of Securities if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the Securities detrimental to a Portfolio. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in a Portfolio on the Initial Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that your Portfolio continues to satisfy the qualifications of a regulated investment company and to avoid imposition of tax on undistributed income of the Portfolio.

   The Trust Agreement requires the Trustee to vote all shares of the funds held in a Portfolio in the same manner and ratio on all proposals as the owners of such shares not held by the Portfolio.

   When your Portfolio sells Securities, the composition and diversity of the Securities in the Portfolio may be altered. However, if the Trustee sells fund shares to redeem Units or to pay Portfolio expenses or sales charges, the Trustee will do so, as nearly as practicable, on a pro rata basis. In order to obtain the best price for a Portfolio, it may be necessary for the Supervisor to specify minimum amounts in which blocks of Securities are to be sold. In effecting purchases and sales of portfolio securities, the Sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with a Portfolio, the Sponsor or dealers participating in the offering of Units.

   Pursuant to an exemptive order, a Portfolio may be permitted to sell Securities to a new trust when it terminates if those Securities are included in the new trust. The exemption may enable a Portfolio to eliminate commission costs on these transactions. The price for those securities will be the closing sale price on the sale date on the exchange where the Securities are principally traded, as certified by the Sponsor.

   Amendment of the Trust Agreement. The Trustee and the Sponsor may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or permit acquisition of securities in addition to or substitution for the Securities (except as provided in the Trust Agreement). The Trustee will notify Unitholders of any amendment.

   Termination. Your Portfolio will terminate on the Mandatory Termination Date specified under "Essential Information" or upon the sale or other disposition of the last Security held in the Portfolio. Your Portfolio may be terminated at any time with consent of Unitholders representing two-thirds of the outstanding Units or by the Trustee when the value of the Portfolio is less than $500,000 ($3,000,000 if the value of the Portfolio has exceeded $15,000,000) (the "Minimum Termination Value"). Your Portfolio will be liquidated by the Trustee in the event that a sufficient number of Units of the Portfolio not yet sold are tendered for redemption by the Sponsor, so that the net worth of the Portfolio would be reduced to less than 40% of the value of the Securities at the time they were deposited in the Portfolio. If your Portfolio is liquidated because of the redemption of unsold Units by the Sponsor, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trustee may begin to sell Securities in connection with a Portfolio termination nine business days before, and no later than, the Mandatory Termination Date. Qualified Unitholders may elect an in kind distribution of Securities, provided that Unitholders may not request an in kind distribution of Securities within thirty days of a Portfolio's termination. Any in kind distribution of Securities will be made in the manner and subject to the restrictions described under "Rights of Unitholders--Redemption of Units", provided that, in connection with an in kind distribution election more than 30 days prior to termination, Unitholders tendering 1,000 or more Units of a Portfolio (or such higher amount as may be required by your broker-dealer or selling agent) may request an in kind distribution of Securities equal to the Redemption Price per Unit on the date of tender. Unitholders will receive a final cash distribution within a reasonable time after the Mandatory Termination Date. All distributions will be net of Portfolio expenses and costs. Unitholders will receive a final distribution statement following termination. The Information Supplement contains further information regarding termination of your Portfolio. See "Additional Information".

   Limitations on Liabilities. The Sponsor, Supervisor and Trustee are under no liability for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee is not liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and is not liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or other governmental charges imposed on the Securities, on it as Trustee under the Trust Agreement or on a Portfolio which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Sponsor and Supervisor may rely on any evaluation furnished by the Trustee and have no responsibility for the accuracy thereof. Determinations by the Trustee shall be made in good faith upon the basis of the best information available to it.

   Sponsor. Van Kampen Funds Inc. is the Sponsor of your Portfolio. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts and has extensive capabilities for managing institutional portfolios. Van Kampen Investments is an indirect wholly owned subsidiary of Invesco Ltd. ("Invesco"), a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. On June 1, 2010, Invesco completed the previously announced acquisition of the retail asset management business, including Van Kampen Investments, from Morgan Stanley & Co. Incorporated. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of June 30, 2012, the total stockholders' equity of Van Kampen Funds Inc. was $93,449,445 (unaudited). The current assets under management and supervision by Invesco and its affiliates were valued at approximately $646.6 billion as of June 30, 2012.

   The Sponsor and your Portfolio have adopted a code of ethics requiring Invesco's employees who have access to information on Portfolio transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Portfolio. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate your Portfolio as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, (800) 856-8487. If you have questions regarding your account or your Portfolio, please contact the Trustee at its principal unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

TAXATION
--------------------------------------------------------------------------------

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of your Portfolio as of the date of this prospectus. Tax laws and interpretations change frequently, possibly with retroactive effect, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in your Portfolio.

   Additional information related to taxes is contained in the Information Supplement. As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Portfolio Status. Your Portfolio intends to elect and to qualify annually as a "regulated investment company" ("RIC") under the federal tax laws. If your Portfolio qualifies as a RIC and distributes its income as required by the tax law, the Portfolio generally will not pay federal income taxes.

   Distributions. Portfolio distributions are generally taxable. After the end of each year, you will receive a tax statement reporting your Portfolio's distributions, including the amounts of ordinary income distributions, capital gains dividends and exempt-interest dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from your Portfolio may be taxed, under current law, at the capital gains tax rates for taxable years beginning before January 1, 2013. Certain ordinary income dividends on Units that are attributable to qualifying dividends received by your Portfolio from certain corporations may be reported by the Portfolio as being eligible for the dividends received deduction for corporate Unitholders provided certain holding period requirements are met. Under the "Health Care and Education Reconciliation Act of 2010," income from the Portfolio may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income, including exempt-interest dividends, is generally not included in your net investment income for purposes of this tax. In addition, your Portfolio may make distributions that represent a return of capital for tax purposes to the extent of the Unitholder's basis in the Units, and any additional amounts in excess of basis would be taxed as a capital gain. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Units. The tax status of your distributions from your Portfolio is not affected by whether you reinvest your distributions in additional Units or receive them in cash. The income from your Portfolio that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   A distribution paid by your Portfolio reduces the Portfolio's net asset value per Unit on the date paid by the amount of the distribution. Accordingly, a distribution paid shortly after a purchase of Units by a Unitholder would represent, in substance, a partial return of capital, even though it would be subject to income taxes.

   A RIC may report any portion of a dividend (other than a capital gain dividend) as an "exempt-interest dividend," if at least half of the RIC's assets consist of tax-exempt state and local bonds. In the case of a qualified fund of funds, the RIC may pay exempt-interest dividends without regard to the requirement that at least 50% of the value of its total assets consist of tax-exempt state and local bonds. For this purpose, a qualified fund of funds means a RIC at least 50% of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs. Unitholders treat an exempt-interest dividend as an item of tax-exempt interest.

   The Closed-End Strategy: Master Municipal Income Portfolio --National Series intends to qualify as a qualified fund of funds, as described above. If the Portfolio is a qualified fund of funds, some or all of a dividend paid by the Portfolio may be treated as an exempt interest dividend.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your initial tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units.

   Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain under current law is generally 15% (zero for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, as of the date of this prospectus, the maximum marginal federal tax rate for net capital gains for individuals is scheduled to be 20% (10% for certain taxpayers in the 10% and 15% tax brackets). If the gain is earned on property with a holding period of more than five years the long-term capital gain rate of 20% currently is scheduled to be reduced to 18% and the 10% rate reduced to 8%.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Portfolio and sell your Units at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. Furthermore, if you hold a Unit for six months or less, any loss incurred by you related to the disposition of such Unit will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by your Portfolio if the Portfolio declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.

   In certain circumstances, ordinary income dividends received by an individual Unitholder from a RIC such as your Portfolio may be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Portfolio itself. These special rules relating to the taxation of qualified dividend income from RIC's generally apply to taxable years beginning before January 1, 2013. Your Portfolio will provide notice to its Unitholders of the amount of any distribution which may be taken into account as qualified dividend income which is eligible for the new capital gains tax rates.

   In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Portfolio securities when you redeem your Units. In general, this distribution will be treated as a sale for federal income tax purposes and you will recognize gain or loss, based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

   Rollovers and Exchanges. If you elect to have your proceeds from your Portfolio rolled over into a future trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and, in general, any loss will be treated as a capital loss. However, any loss realized on a sale or exchange will be disallowed to the extent that Units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Units or to the extent that the Unitholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

   Deductibility of Portfolio Expenses. Generally, expenses incurred by your Portfolio will be deducted from the gross income received by your Portfolio and only your share of the Portfolio's net income will be paid to you and reported as taxable income to you. Further, because the Closed-End Strategy: Master Municipal Income Portfolio --National Series pays exempt-interest dividends, which are treated as exempt-interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units. However, if the Units of your Portfolio are held by fewer than 500 Unitholders at any time during a taxable year, your Portfolio will generally not be able to deduct certain expenses from income, thus resulting in your reported share of the Portfolio's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Foreign Investors. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), generally, subject to applicable tax treaties, distributions to you from your Portfolio will be characterized as dividends for federal income tax purposes (other than dividends which your Portfolio reports as capital gain dividends) and, other than exempt interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. You may be eligible under certain income tax treaties for a reduction in withholding rates. However distributions received by a foreign investor from your Portfolio that are properly reported by the trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that your Portfolio makes certain elections and certain other conditions are met.

   Foreign Tax Credit. If your Portfolio invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Portfolio paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Portfolio paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes if your Portfolio meets certain requirements for passing through such deductions or credits to you.

   Backup Withholding. By law, your Portfolio must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs your Portfolio to do so.

   Investors should consult their advisors concerning the federal, state, local and foreign tax consequences of investing in your Portfolio.

PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------

   General. The fees and expenses of your Portfolio will generally accrue on a daily basis. Portfolio operating fees and expenses are generally paid out of the Income Account to the extent funds are available, and then from the Capital Account. The deferred sales charge, creation and development fee and organization costs are generally paid out of the Capital Account of your Portfolio. It is expected that Securities will be sold to pay these amounts which will result in capital gains or losses to Unitholders. See "Taxation". These sales will reduce future income distributions. The Sponsor's, Supervisor's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers or, if this category is not published, in a comparable category.

   Organization Costs. You and the other Unitholders will bear all or a portion of the organization costs and charges incurred in connection with the establishment of your Portfolio. These costs and charges will include the cost of the preparation, printing and execution of the trust agreement, registration statement and other documents relating to your Portfolio, federal and state registration fees and costs, fees paid to the Portfolio Consultant for assisting the Sponsor in the selection of securities, the initial fees and expenses of the Trustee, and legal and auditing expenses. The Public Offering Price of Units includes the estimated amount of these costs. The Trustee will deduct these expenses from your Portfolio's assets at the end of the initial offering period.

   Creation and Development Fee. The Sponsor will receive a fee from your Portfolio for creating and developing the Portfolio, including determining the Portfolio's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The creation and development fee is a charge of $0.05 per Unit. The Trustee will deduct this amount from your Portfolio's assets as of the close of the initial offering period. No portion of this fee is applied to the payment of distribution expenses or as compensation for sales efforts. This fee will not be deducted from proceeds received upon a repurchase, redemption or exchange of Units before the close of the initial public offering period.

   Trustee's Fee. For its services the Trustee will receive the fee from your Portfolio set forth in the "Fee Table" (which includes the estimated amount of miscellaneous Portfolio expenses). The Trustee benefits to the extent there are funds in the Capital and Income Accounts since these Accounts are non-interest bearing to Unitholders and the amounts earned by the Trustee are retained by the Trustee. Part of the Trustee's compensation for its services to your Portfolio is expected to result from the use of these funds.

   Compensation of Sponsor and Supervisor. The Sponsor will receive the annual fee for providing bookkeeping and administrative services set forth in the "Fee Table". This fee may exceed the actual costs of providing these services to your Portfolio but at no time will the total amount received for these services rendered to all Van Kampen unit investment trusts in any calendar year exceed the aggregate cost of providing these services in that year.

   The Supervisor will receive the annual fee for providing supervisory services to your Portfolio as set forth in the "Fee Table". The Supervisor's fee is charged as a percentage of average daily net asset value and accrues daily and is paid quarterly.

   Miscellaneous Expenses. The following additional charges are or may be incurred by your Portfolio: (a) normal expenses (including the cost of mailing reports to Unitholders) incurred in connection with the operation of the Portfolio, (b) fees of the Trustee for extraordinary services, (c) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (d) various governmental charges, (e) expenses and costs of any action taken by the Trustee to protect the Portfolio and the rights and interests of Unitholders, (f) indemnification of the Trustee for any loss, liability or expenses incurred in the administration of the Portfolio without negligence, bad faith or wilful misconduct on its part, (g) foreign custodial and transaction fees (which may include compensation paid to the Trustee or its subsidiaries or affiliates), (h) costs associated with liquidating the securities held in the Portfolio, (i) any offering costs incurred after the end of the initial offering period and (j) expenditures incurred in contacting Unitholders upon termination of the Portfolio. Your Portfolio may pay the expenses of updating its registration statement each year. The Portfolios will each pay a license fee to Cohen & Steers Capital Management, Inc. for the use of certain service marks.

   Fund Expenses. Each Portfolio will also indirectly bear the expenses of the underlying funds. While the Portfolios will not pay these expenses directly out of its assets, these expenses are shown in the Portfolios' annual operating expenses in the "Fee Tables" to illustrate the impact of these expenses.

OTHER MATTERS
--------------------------------------------------------------------------------

   Legal Opinions. The legality of the Units offered hereby has been passed upon by Paul Hastings LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The statements of condition and the related portfolios included in this prospectus have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in this prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   This prospectus does not contain all the information set forth in the registration statements filed by your Portfolio with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940 (file no. 811-2754). The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the Securities, investment risks and general information about the Portfolios. Information about your Portfolio (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may obtain information about the Public Reference Room by calling 1-202-551-8090. Reports and other information about your Portfolio are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



TABLE OF CONTENTS
--------------------------------------------------
   Title                                      Page
  -------                                     ----
   Closed-End Strategy: Master Income
      Portfolio                                 2
   Closed-End Strategy: Master Municipal
      Income Portfolio -- National Series       8
   Closed-End Strategy: Value Equity and
      Income Portfolio                         12
   Closed-End Strategy: Covered Call Income
      Portfolio                                18
   Notes to Portfolios                         23
   Report of Independent Registered
      Public Accounting Firm                   24
   Statements of Condition                     25
   The Portfolios                             A-1
   Objectives and Securities Selection        A-2
   Risk Factors                               A-2
   Closed-End Funds                           A-9
   Public Offering                           A-10
   Retirement Accounts                       A-15
   Fee Accounts                              A-16
   Rights of Unitholders                     A-16
   Portfolio Administration                  A-19
   Taxation                                  A-22
   Portfolio Operating Expenses              A-25
   Other Matters                             A-26
   Additional Information                    A-26

---------------
When Units of the Portfolios are no longer available this prospectus may be used as a preliminary prospectus for a future Portfolio. If this prospectus is used for future Portfolios you should note the following:

The information in this prospectus is not complete with respect to future Portfolio series and may be changed. No person may sell Units of future Portfolios until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell Units and is not soliciting an offer to buy Units in any state where the offer or sale is not permitted.


                                                                    U-EMSPRO1263


                                   PROSPECTUS
                                ----------------
                                October 2, 2012


            Closed-End Strategy: Master Income Portfolio, Series 33

  Closed-End Strategy: Master Municipal Income Portfolio -- National Series 29

         Closed-End Strategy: Value Equity and Income Portfolio 2012-4

           Closed-End Strategy: Covered Call Income Portfolio 2012-4



              Please retain this prospectus for future reference.




INVESCO




                             Information Supplement


Closed-End Strategy: Master Income Portfolio, Series 33

Closed-End Strategy: Master Municipal Income Portfolio -- National Series 29

Closed-End Strategy: Value Equity and Income Portfolio 2012-4

Closed-End Strategy: Covered Call Income Portfolio 2012-4

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Portfolios which are not described in the prospectus. You should read this Information Supplement in conjunction with the prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference). It does not include all of the information that you should consider before investing in the Portfolios. This Information Supplement may not be used to offer or sell Units without the prospectus. You can obtain copies of the prospectus by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, or by contacting your broker. This Information Supplement is dated as of the date of the prospectus. All capitalized terms have been defined in the prospectus.


                               Table of Contents

                                                         Page
               Risk Factors                                2
               The Portfolios                             14
               Sponsor Information                        14
               Trustee Information                        14
               Taxation                                   15
               Portfolio Termination                      17



INVESCO


RISK FACTORS

   Closed-End Funds. Closed-end funds' portfolios are managed and their shares are generally listed on a securities exchange. The net asset value of closed-end fund shares will fluctuate with changes in the value of the underlying securities that the closed-end fund owns. In addition, for various reasons closed-end fund shares frequently trade at a discount from their net asset value in the secondary market. The amount of such discount from net asset value is subject to change from time to time in response to various factors. Closed-end funds' articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting a fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of a fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Portfolios) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that a fund's net asset value will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those closed-end fund shares that were purchased by a Portfolio at a premium. In the unlikely event that a closed-end fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss in value to a Portfolio since shares of open-end funds trade at net asset value. Certain closed-end funds may have in place or may put in place in the future plans pursuant to which the fund may repurchase its own shares in the marketplace. Typically, these plans are put in place in an attempt by a fund's board of directors to reduce a discount on its share price. To the extent that such a plan is implemented and shares owned by a Portfolio are repurchased by a fund, the Portfolios' position in that fund will be reduced and the cash will be distributed.

   The Portfolios are prohibited from subscribing to a rights offering for shares of any of the closed-end funds in which it invests. In the event of a rights offering for additional shares of a fund, Unitholders should expect that a Portfolio will, at the completion of the offer, own a smaller proportional interest in such fund that would otherwise be the case. It is not possible to determine the extent of this dilution in share ownership without knowing what proportion of the shares in a rights offering will be subscribed. This may be particularly serious when the subscription price per share for the offer is less than the fund's net asset value per share. Assuming that all rights are exercised and there is no change in the net asset value per share, the aggregate net asset value of each shareholder's shares of common stock should decrease as a result of the offer. If a fund's subscription price per share is below that fund's net asset value per share at the expiration of the offer, shareholders would experience an immediate dilution of the aggregate net asset value of their shares of common stock as a result of the offer, which could be substantial.

   Closed-end funds may use leveraging in their portfolios. Leveraging can be expected to cause increased price volatility for those fund's shares, and as a result, increased volatility for the price of the Units of a Portfolio. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

   Option Risk. The closed-end funds held in certain Portfolios may invest using a covered call option strategy or similar income-oriented investment strategies. You should understand the risks of these strategies before you invest. In employing a covered call strategy, a closed-end fund will generally write (sell) call options on a significant portion of the fund's managed assets. These call options will give the option holder the right, but not the obligation, to purchase a security from the fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the fund's investment strategy depends on the fund adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require a fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the fund can realize on an investment, or may cause the fund to hold a security that it might otherwise sell. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As the writer (seller) of a covered call option, a fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but has retained the risk of loss should the price of the underlying security decline. The value of the options written (sold) by a fund, which will be marked-to-market on a daily basis, will be affected by changes in the value and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of securities markets and the underlying securities and the remaining time to the options' expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller. An option is generally considered "covered" if a closed-end fund owns the security underlying the call option or has an absolute and immediate right to acquire that security without additional cash consideration (or, if required, liquid cash or other assets are segregated by the fund) upon conversion or exchange of other securities held by the fund. In certain cases, a call option may also be considered covered if a fund holds a call option on the same security as the call option written (sold) provided that certain conditions are met. By writing (selling) covered call options, a fund generally seeks to generate income, in the form of the premiums received for writing (selling) the call options. Investment income paid by a fund to its shareholders (such as a Portfolio) may be derived primarily from the premiums it receives from writing (selling) call options and, to a lesser extent, from the dividends and interest it receives from the equity securities or other investments held in the fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in a fund's portfolio can vary widely over time.

   To the extent that a fund purchases options pursuant to a hedging strategy, the fund will be subject to the following additional risks. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater that the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the fund might be unable to exercise an option it had purchased. If the fund were unable to close out and option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

   Municipal Bonds. The closed-end funds held in certain Portfolios invest in the types of bonds described below. Accordingly, an investment in the Portfolio should be made with an understanding of the characteristics of and risks associated with such bonds.

   Certain of the bonds in a closed-end fund may be general obligations of a governmental entity that are backed by the taxing power of such entity. Other bonds are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a closed-end fund, both within a particular classification and between classifications, depending on numerous factors.

   Certain of the bonds in a closed-end fund may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely pre-paid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds.

   Certain of the bonds in a closed-end fund may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party pay or programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party pay or programs.

   Certain of the bonds in a closed-end fund may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds in a closed-end fund to make payments of principal and/or interest on such bonds.

   Certain of the bonds in a closed-end fund may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Certain of the bonds in a closed-end fund may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Certain of the bonds in a closed-end fund may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Certain of the bonds in a closed-end fund may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Certain of the bonds in a closed-end fund may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Certain of the bonds in a closed-end fund may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds prior to the stated maturity of the bonds.

   Certain of the bonds in a closed-end fund may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a closed-end fund may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. No one can predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   High-Yield Securities. An investment in Units of the Portfolios should be made with an understanding of the risks that an investment in "high-yield, high-risk" debt obligations or "junk" obligations may entail, including increased credit risks and the risk that the value of the Units will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and thus in the value of debt obligations generally. Certain of the securities included in the funds in the Portfolios may be subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated securities, and their value may decline precipitously because of increases in interest rates, not only because the increases in rates generally decrease values, but also because increased rates may indicate a slowdown in the economy and a decrease in the value of assets generally that may adversely affect the credit of issuers of high-yield, high-risk securities resulting in a higher incidence of defaults among high-yield, high-risk securities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high-yield, high-risk securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. However, many leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt. This reduces exposure to increasing rates, but reduces the benefit to the issuer of declining rates. The Sponsor cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar market fluctuations in the future.

   "High-yield" or "junk" securities, the generic names for securities rated below BBB by Standard & Poor's, or below Baa by Moody's, are frequently issued by corporations in the growth stage of their development, by established companies whose operations or industries are depressed or by highly leveraged companies purchased in leveraged buyout transactions. The market for high-yield securities is very specialized and investors in it have been predominantly financial institutions. High-yield securities are generally not listed on a national securities exchange. Trading of high- yield securities, therefore, takes place primarily in over-the-counter markets that consist of groups of dealer firms that are typically major securities firms. Because the high-yield security market is a dealer market, rather than an auction market, no single obtainable price for a given security prevails at any given time. Prices are determined by negotiation between traders. The existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or of the liquidity of the securities in any markets made. Not all dealers maintain markets in all high-yield securities. Therefore, since there are fewer traders in these securities than there are in "investment grade" securities, the bid-offer spread is usually greater for high-yield securities than it is for investment grade securities. The price at which the securities may be sold and the value of a Portfolio will be adversely affected if trading markets for the securities are limited or absent. If the rate of redemptions is great, the value of a Portfolio may decline to a level that requires liquidation.

   Lower-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if a security is recharacterized as equity by the Internal Revenue Service for federal income tax purposes, the issuer's interest deduction with respect to the security will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with the lower-rated securities in the funds in the Portfolios, the yields and prices of these securities tend to fluctuate more than higher- rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of high-yield, high-risk securities may fluctuate more than the market value of higher-rated securities since these securities tend to reflect short-term credit development to a greater extent than higher-rated securities. Lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities. Issuers of lower-rated securities may possess fewer creditworthiness characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. High-yield, high-risk securities are also affected by variables such as interest rates, inflation rates and real growth in the economy. Therefore, investors should consider carefully the relative risks associated with investment in securities that carry lower ratings.

   The value of the shares of the closed-end funds reflects the value of the portfolio securities, including the value (if any) of securities in default. Should the issuer of any security default in the payment of principal or interest, the closed-end funds in the Portfolios may incur additional expenses seeking payment on the defaulted security. Because amounts (if any) recovered by the funds in payment under the defaulted security may not be reflected in the value of the fund shares until actually received by the funds, and depending upon when a Unitholder purchases or sells his or her Units, it is possible that a Unitholder would bear a portion of the cost of recovery without receiving any portion of the payment recovered.

   High-yield, high-risk securities are generally subordinated obligations. The payment of principal (and premium, if any), interest and sinking fund requirements with respect to subordinated obligations of an issuer is subordinated in right of payment to the payment of senior obligations of the issuer. Senior obligations generally include most, if not all, significant debt obligations of an issuer, whether existing at the time of issuance of subordinated debt or created thereafter. Upon any distribution of the assets of an issuer with subordinated obligations upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the issuer, the holders of senior indebtedness will be entitled to receive payment in full before holders of subordinated indebtedness will be entitled to receive any payment. Moreover, generally no payment with respect to subordinated indebtedness may be made while there exists a default with respect to any senior indebtedness. Thus, in the event of insolvency, holders of senior indebtedness of an issuer generally will recover more, ratably, than holders of subordinated indebtedness of that issuer.

   Obligations that are rated lower than "BBB" by Standard & Poor's, or "Baa" by Moody's, respectively, should be considered speculative as such ratings indicate a quality of less than investment grade. Investors should carefully review the objective of a Portfolio and consider their ability to assume the risks involved before making an investment in the Portfolio.

   Convertible Securities Risks. The closed-end funds held in certain Portfolios may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities (as discussed below) generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment, convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt, which generally will result in deduction in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

   Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon conversion. Because the market price of a mandatory convertible security increasingly corresponds to the market price of its underlying common stock as the convertible security approaches its conversion date, there can be no assurance that the higher coupon will compensate for the potential loss.

   Preferred Stock Risks. The closed-end funds held in certain Portfolios may invest in preferred stocks. Preferred stocks may be susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, market liquidity, and global or regional political, economic or banking crises. Preferred stocks are also vulnerable to Congressional reductions in the dividends-received deduction which would adversely affect the after-tax return to the investors who can take advantage of the deduction. Such a reduction might adversely affect the value of preferred stocks in general. Holders of preferred stocks, as owners of the entity, have rights to receive payments from the issuers of those preferred stocks that are generally subordinate to those of creditors of, or holders of debt obligations or, in some cases, other senior preferred stocks of, such issuers. Preferred stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or senior preferred stocks will create prior claims for payment of principal and interest and senior dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its preferred stock or the rights of holders of preferred stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of preferred stocks is subject to market fluctuations for as long as the preferred stocks remain outstanding, and thus the value of the securities may be expected to fluctuate over the life of your Portfolio to values higher or lower than those prevailing on a Portfolio's inception date.

   Trust Preferred Securities Risks. The closed-end funds held in certain Portfolios may invest in various preferred securities, including trust preferred securities. Holders of trust preferred securities incur risks in addition to or slightly different than the typical risks of holding preferred stocks. Trust preferred securities are securities that are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by corporations, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. The maturity and coupon rate of the trust preferred securities are structured to match the maturity and coupon interest rate of the interest-bearing notes, preferred securities or subordinated debentures. Trust preferred securities usually mature on the stated maturity date of the interest-bearing notes, preferred securities or subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain circumstances at any time. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions on the trust preferred securities are generally treated as interest rather than dividends for federal income tax purposes. Unlike most preferred stocks, distributions received from certain trust preferred securities may not be eligible for the dividends received deduction. Certain of the risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if distribution payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period; (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest-bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest-bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.

   Foreign Issuers. Since certain of the underlying securities held by certain of the closed-end funds are issued by foreign issuers, an investment in certain of the Portfolios involves certain investment risks that are different in some respects from an investment in a portfolio which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant securities, the possibility that the financial condition of the issuers of the securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. In addition, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs in foreign securities markets are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

   Securities issued by non-U.S. issuers generally pay income in foreign currencies and principally trade in foreign currencies. Therefore, there is a risk that the U.S. dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various securities.

   There can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to the closed-end funds or the Portfolios. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in a Portfolio. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

   Investors should be aware that it may not be possible to buy all securities at the same time because of the unavailability of any security, and restrictions relating to the purchase of a security by reason of the federal securities laws or otherwise.

   Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt securities by a closed-end fund in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these securities by a closed-end fund will generally be effected only in foreign securities markets. Investors should realize that the securities in the closed-end funds might be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the securities will be adversely affected if trading markets for the securities are limited or absent.

   Emerging Markets. Certain of the securities held by the closed-end funds are issued by entities located in emerging markets. Accordingly, an investment in Units of certain Portfolios should be made with an understanding of the risks inherent with investing in certain smaller and emerging markets.

   Investing. Compared to more mature markets, some emerging markets may have a low level of regulation, enforcement of regulations and monitoring of investors' activities. Those activities may include practices such as trading on material non-public information. The securities markets of developing countries are not as large as the more established securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries as well as a high concentration of investors and financial intermediaries. These factors may adversely affect the timing and pricing of the acquisition or disposal of securities. In certain emerging markets, registrants are not subject to effective government supervision nor are they always independent from issuers. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists, which, along with other factors, could result in the registration of a shareholding being completely lost. Investors should therefore be aware that certain of the closed-end funds in a Portfolio could suffer loss arising from these registration problems. In addition, the legal remedies in emerging markets are often more limited than the remedies available in the United States.

   Liquidity/Settlement. Practices pertaining to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in large part because of the need to use brokers and counterparties who are less well capitalized, and custody and registration of assets in some countries may be unreliable. As a result, brokerage commissions and other fees are generally higher in emerging markets and the procedures and rules governing foreign transactions and custody may involve delays in payment, delivery or recovery of money or investments. Delays in settlement could result in investment opportunities being missed if certain of the closed-end funds in a Portfolio are unable to acquire or dispose of a security. Certain foreign investments may also be less liquid and more volatile than U.S. investments, which may mean at times that such investments are unable to be sold at desirable prices.

   Political. Political and economic structures in emerging markets often change rapidly, which may cause instability. In adverse social and political circumstances, governments have been involved in policies of expropriation, confiscatory taxation, nationalization, intervention in the securities market and trade settlement, and imposition of foreign investment restrictions and exchange controls, and these could be repeated in the future. In addition to withholding taxes on investment income, some governments in emerging markets may impose different capital gains taxes on foreign investors. Foreign investments may also be subject to the risks of seizure by a foreign government and the imposition of restrictions on the exchange or export of foreign currency. Additionally, some governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are considerable.

   Trade. Another risk common to most developing countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a large degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

   Senior Loans. Certain of the securities held by the closed-end funds in the Portfolios may invest in senior loans issued by banks, other financial institutions, and other issuers to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. Senior loans in which the funds invest:

     o    generally are of below investment grade credit quality;

     o    may be unrated at the time of investment;

     o generally are not registered with the Securities and Exchange Commission or any state securities commission; and

     o    generally are not listed on any securities exchange.

   An investment by funds in senior loans involves risk that the borrowers under senior loans may default on their obligations to pay principal or interest when due. Although senior loans may be secured by specific collateral, there can be no assurance that liquidation of collateral would satisfy the borrower's obligation in the event of non-payment or that such collateral could be readily liquidated. Senior loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on funds investing in senior loans will generally decline in a falling interest rate environment and increase in a rising interest rate environment.

   The amount of public information available on senior loans generally will be less extensive than that available for other types of assets. No reliable, active trading market currently exists for many senior loans, although a secondary market for certain senior loans has developed over the past several years. Senior loans are thus relatively illiquid. Liquidity relates to the ability of a fund to sell an investment in a timely manner at a price approximately equal to its value on the fund's books. The illiquidity of senior loans may impair a fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true value of the securities. However, many senior loans are of a large principal amount and are held by a large number of financial institutions. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for senior loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in a Portfolio's net asset value.

   If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the funds may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in depressed prices. If a fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the senior loan may be adversely affected.

   Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders. Such court action could under certain circumstances include invalidation of senior loans. Any lender, which could include a fund, is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying the senior loan.

   Discount Securities. Certain of the securities held by the closed-end funds in the Portfolios may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount securities at the time they were purchased and deposited in the funds were lower than the current market interest rates for newly issued securities of comparable rating and type. If such interest rates for newly issued comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of securities purchased at a market discount will increase in value faster than securities purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of securities purchased at a market discount will decrease faster than securities purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium securities and the prepayment benefit for lower yielding, discount securities will be reduced. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Premium Securities. Certain of the securities held by the closed-end funds in the Portfolios may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium securities at the time they were purchased by the fund were higher than the current market interest rates for newly issued securities of comparable rating and type. If such interest rates for newly issued and otherwise comparable securities decrease, the market premium of previously issued securities will be increased, and if such interest rates for newly issued comparable securities increase, the market premium of previously issued securities will be reduced, other things being equal. The current returns of securities trading at a market premium are initially higher than the current returns of comparable securities of a similar type issued at currently prevailing interest rates because premium securities tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium security at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed securities have an offering side valuation which represents a premium over par or for original issue discount securities a premium over the accreted value.

   Liquidity. Whether or not the securities in the Portfolios are listed on an exchange, the securities may delist from the exchange or principally trade in an over-the-counter market. As a result, the existence of a liquid trading market could depend on whether dealers will make a market in the securities. We cannot guarantee that dealers will maintain a market or that any market will be liquid. The value of the securities could fall if trading markets are limited or absent.

   Additional Units. The Sponsor may create additional Units of the Portfolios by depositing into a Portfolio additional securities or cash with instructions to purchase additional securities. A deposit could result in a dilution of your investment and anticipated income because of fluctuations in the price of the securities between the time of the deposit and the purchase of the securities and because the Portfolios will pay brokerage or acquisition fees.

   Voting. Only the Trustee may sell or vote the securities in the Portfolios. While you may sell or redeem your Units, you may not sell or vote the securities in your Portfolio. The Trustee will vote the underlying funds in the same general proportion as shares held by other shareholders.

THE PORTFOLIOS

   Investors should note that the selection criteria were applied to the Securities for inclusion in the Portfolios prior to the Initial Date of Deposit. Should a Security no longer meet the criteria used for selection for a Portfolio, such Security will not as a result thereof be removed from the Portfolio.

SPONSOR INFORMATION

   Van Kampen Funds Inc. is the Sponsor of your Portfolio. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts and has extensive capabilities for managing institutional portfolios. Van Kampen Investments is an indirect wholly owned subsidiary of Invesco Ltd. ("Invesco"), a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. On June 1, 2010, Invesco completed the previously announced acquisition of the retail asset management business, including Van Kampen Investments, from Morgan Stanley & Co. Incorporated. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of June 30, 2012, the total stockholders' equity of Van Kampen Funds Inc. was $93,449,445 (unaudited). The current assets under management and supervision by Invesco and its affiliates were valued at approximately $646.6 billion as of June 30, 2012. (This paragraph relates only to the Sponsor and not to the Portfolios or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request).

   The Sponsor and your Portfolio have adopted a code of ethics requiring Invesco's employees who have access to information on Portfolio transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Portfolio.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate a Portfolio as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

TRUSTEE INFORMATION

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, (800) 856-8487. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Portfolios.

   In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Portfolios. Such records shall include the name and address of, and the number of Units of the Portfolios held by, every Unitholder. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Portfolios.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of its responsibilities created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

   Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

TAXATION

   The prospectus contains a discussion of certain U.S. federal income tax issues concerning the Portfolios and the purchase, ownership and disposition of a Portfolio's Units. The discussion below supplements the prospectus discussion and is qualified in its entirety by the prospectus discussion. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Portfolio Units, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

   The federal income tax summary below and in the prospectus is based in part on the advice of counsel to the Portfolio. The Internal Revenue Service could disagree with any conclusions set forth in these discussions. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in your Portfolio.

   Each Portfolio intends to elect and to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Unitholders.

   To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Portfolio must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Portfolio controls (by owning 20% or more of the issuer's outstanding voting securities) and which are engaged in the same, similar or related trades or businesses, or the securities of qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses but excludes net capital gain, if any) and at least 90% of its net tax-exempt interest income, if any, each taxable year.

   As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to Unitholders. Your Portfolio intends to distribute to its Unitholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Portfolio retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Portfolio distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed or taxed during those years. To prevent application of the excise tax, your Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. Further, if your Portfolio retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to Unitholders who, if subject to federal income tax on long-term capital gains
(i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Portfolio against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. These distributions will be taxable to Unitholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   If a Portfolio failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Portfolio would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Unitholders) and all distributions out of earnings and profits would be taxable to Unitholders as ordinary dividend income.

   Your Portfolio may be required to withhold as backup withholding federal income tax at the backup withholding rate (currently 28%) on all taxable distributions payable to you if you fail to provide your correct taxpayer identification number or to make required certifications, or if the IRS indicates that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability if you provide the required information or certification.

   If a Portfolio is treated as holding directly or indirectly 10 percent or more of the combined voting power of the stock of a foreign corporation, and all U.S. shareholders collectively own more than 50 percent of the vote or value of the stock of such corporation, the foreign corporation may be treated as a "controlled foreign corporation" (a "CFC") for U.S. federal income tax purposes. In such circumstances, a Portfolio will be required to include certain types of passive income and certain other types of income relating to insurance, sales and services with related parties and oil related income in the Portfolio's taxable income whether or not such income is distributed.

   If a Portfolio holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Portfolio could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Unitholders. A Portfolio will not be able to pass through to its Unitholders any credit or deduction for such taxes. A Portfolio may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Portfolio would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

PORTFOLIO TERMINATION

   A Portfolio may be liquidated at any time by consent of Unitholders representing 66 2/3% of the Units of the Portfolio then outstanding or by the Trustee when the value of the Securities owned by the Portfolio, as shown by any evaluation, is less than $500,000 ($3,000,000 if the value of the Portfolio has exceeded $15,000,000). A Portfolio will be liquidated by the Trustee in the event that a sufficient number of Units of the Portfolio not yet sold are tendered for redemption by the Sponsor, so that the net worth of the Portfolio would be reduced to less than 40% of the value of the Securities at the time they were deposited in the Portfolio. If a Portfolio is liquidated because of the redemption of unsold Units by the Sponsor, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement will terminate upon the sale or other disposition of the last Security held thereunder, but in no event will it continue beyond the Mandatory Termination Date.

   Commencing during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date, Securities will begin to be sold in connection with the termination of a Portfolio. The Sponsor will determine the manner, timing and execution of the sales of the Securities. The Sponsor shall direct the liquidation of the Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Sponsor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. Unitholders will receive a cash distribution from the sale of the remaining Securities within a reasonable time following the Mandatory Termination Date. The Trustee will deduct from the funds of a Portfolio any accrued costs, expenses, advances or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee, costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. Any sale of Securities in a Portfolio upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. The Trustee will then distribute to each Unitholder of a Portfolio his pro rata share of the balance of the Income and Capital Accounts of the Portfolio.

   The Sponsor may, but is not obligated to, offer for sale units of a subsequent series of the Portfolios. There is, however, no assurance that units of any new series of a Portfolio will be offered for sale at that time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all Unitholders.

   Within 60 days of the final distribution Unitholders will be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion will determine that any amounts held in reserve are no longer necessary, it will make distribution thereof to Unitholders in the same manner.


                                                                    U-EMSSUP1263